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                                                                    EXHIBIT 10.1


                         FIFTH AMENDMENT AND RESTATEMENT

          FIFTH AMENDMENT AND RESTATEMENT (this "Fifth Amendment and Restatement"), dated as of May 29, 2003, among WYNDHAM INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), the Lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), J.P. MORGAN SECURITIES INC. ("JP Morgan"), as Lead Arranger and Book Manager, BANK OF AMERICA, N.A. and DEUTSCHE BANK TRUST COMPANY AMERICAS as Syndication Agents (each a "Syndication Agent", together the "Syndication Agents"), CREDIT LYONNAIS NEW YORK BRANCH, as Documentation Agent, BEAR STEARNS CORPORATE LENDING INC., as Co-Documentation Agent (each a "Documentation Agent", and together the "Documentation Agents") and JPMORGAN CHASE BANK, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below immediately prior to the Fifth Amendment and Restatement Effective Date referred to below.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Borrower, the Lenders, JP Morgan, the Syndication Agents, the Documentation Agents and the Administrative Agent are parties to a Credit Agreement, dated as of June 30, 1999 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

          WHEREAS, the parties hereto wish to effect the agreements and amendments herein provided; and

          WHEREAS, subject to the terms and conditions of this Fifth Amendment, the parties hereto agree as follows:

I.   Purpose

          This Fifth Amendment and Restatement and the Fourth Amendment and Restatement of the Increasing Rate Note Purchase and Loan Agreement dated as of the date hereof (the "Fourth IRL Amendment") (i) provide for certain amendments to and waivers under the Credit Agreement and the Increasing Rate Term Loan Facility to become effective on the Fifth Amendment and Restatement Effective Date, (ii) provide for the extension of the maturity of the Revolving Commitments held by Lenders consenting thereto and of the Increasing Rate Term Loans held by the Lenders consenting thereto, in each case as of the Extension Date (as defined in Section III.1(A) of this Fifth Amendment and Restatement), and (iii) provide for additional amendments to the Credit Agreement and Increasing Rate Term Loan Facility to become effective as of the Extension Date.

II.  Agreements

          1. The Lenders hereby authorize the Collateral Agent to enter into (and to the extent related to Mortgages record if appropriate) amendments, waivers, consents or other

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modifications to the Guaranty and Collateral Agreement and the Mortgages in form and substance satisfactory to the Collateral Agent that would (i) create Liens on the escrow accounts created to hold proceeds of Designated Indebtedness and Designated Excluded Properties Sales and (ii) effective on the Extension Date, remove clause (y) of the first sentence of Section 4.2 thereof (i.e., the requirement for the consent of the Required IRL Lenders (as defined therein) for amendments, waivers, modifications and/or variations to the Guaranty and Collateral Agreement) and remove the reference to "and the Required IRL Lenders" in clause (A) of the proviso following such clause (y).

          2. The Lenders hereby consent to (x) the amendments and agreements contained in the Fourth IRL Amendment and (y) to the conversion, as of the Extension Date, of certain Increasing Rate Term Loans to Term Loans II as provided therein and herein.

          3. Notwithstanding any other provision of the Credit Agreement or this Fifth Amendment and Restatement, no amendment, change or waiver after the Fifth Amendment and Restatement Effective Date of (I) (x) the definition of "Extension Date" (other than as set forth in clause (II) of this Section II.3),
(y) Section 2.09(d) and/or (z) if prior to the Modified Extension Date, Section 2.11(f) may be made without the consent of Consenting Revolving Lenders holding at least 66-2/3% of the Designated Revolving Commitments at the time of such amendment, change or waiver (with Modified Extension Date, Consenting Revolving Lenders and Designated Revolving Commitments having the definitions in effect on the Fifth Amendment and Restatement Effective Date) and (II) (w) clauses (i) and
(ii) of the proviso of the definition of "Extension Date", (x) the definitions of "Designated Property", "EP Escrow", "Excluded Property", "Specified Escrow Amount", "Specified Purposes" or "Utilized", (y) the definitions of "Designated Excluded Properties Sales" and "Wrap Refinancing", Section 2.08, Section 2.09,
Section 2.11 or Section 6.03(q) of the Credit Agreement and Section III.2.A and IV.1.A of this Fifth Amendment and Restatement, in each case to change or modify the references therein to "Excluded Property" or "Excluded Properties" or the use of the proceeds of Excluded Properties and/or (z) Section III.3 of this Fifth Amendment and Restatement may be made without the consent of each Lender at the time constituting a Consenting Revolving Lender, provided that the foregoing clauses (II)(x), (II)(y) and (II)(z) shall cease to be effective on the Modified Extension Date if the Extension Date has not occurred.

          4. It is agreed that no Designated Excluded Property Sale will be effected, and no Designated Indebtedness will be incurred, at any time when an Event of Default under Section 7.01 and/or 7.05 exists, provided that this
Section II.4 shall cease to be effective on the Modified Extension Date if the Extension Date has not occurred.

III. Amendments as at Fifth Amendment and Restatement Effective Date

          1. As of the Fifth Amendment and Restatement Effective Date, the following amendments to the Credit Agreement shall become effective:

          (A) Section 1.01 is amended by (i) inserting the following new definitions in appropriate alphabetical order:

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          "Advisor" means a Person selected by the Administrative Agent prior to the Fifth Amendment and Restatement Effective Date to make appraisals with respect to Specified Asset Dispositions.

          "Apollo/THL Affiliate" means (i) Apollo Management, L.P., (ii) Thomas
H. Lee Partners, L.P. and (iii) any Person that, directly or indirectly, is in control of, is controlled by, or is under common control with either of the Persons identified in clauses (i) and/or (ii).

          "Approved Value" means with respect to each Specified Asset Disposition an amount equal to at least 90% of the value of the property that is the subject of such Specified Asset Disposition as established by an appraisal (based on a scope of work provided by the Administrative Agent) of such property completed by the Advisor no earlier than 120 days prior to the consummation of such Specified Asset Disposition.

          "Consenting IRL Lenders" means (i) each IRL Lender that has consented to the Fourth IRL Amendment prior to the Cut-Off Time as provided for in Section III.5(i) of the Fourth IRL Amendment and (ii) any Person that has acquired after the Fifth Amendment and Restatement Effective Date the Increasing Rate Term Loans of any IRL Lender not so consenting, to the extent each Person has executed and delivered to the Administrative Agent a counterpart of the Fourth IRL Amendment.

          "Consenting Revolving Lenders" means (i) each Lender with a Revolving Commitment that has consented to the Fifth Amendment and Restatement prior to the Cut-Off Time and (ii) any Person that has acquired after the Fifth Amendment and Restatement Effective Date and prior to the Extension Date the Revolving Commitment and Revolving Loans of any Lender not so consenting, to the extent such Person has executed and delivered to the Administrative Agent a counterpart of this Fifth Amendment and Restatement, it being agreed that within 10 Business Days after the Fifth Amendment and Restatement Effective Date the Administrative Agent will deliver to all Lenders and all IRL Lenders a Schedule setting forth the names of all Persons included under clause (i) above and under clause (i) of the definition of Consenting IRL Lenders.

          "Cut-Off Time" has the meaning provided in the Fifth Amendment and Restatement.

          "Designated Disposition" means a Disposition where (i) an MAI appraisal of the assets being disposed of has been effected by a firm selected by the Administrative Agent and (ii) the sales price is at least equal to 100% of the value of such assets as determined by such MAI appraisal.

          "Designated IRL Loans" means and includes at any time the Increasing Rate Term Loans held by each Consenting IRL Lender at such time.

          "Designated Non-Recourse Indebtedness" means Non-Recourse Indebtedness of a Special Purpose Subsidiary where, upon the occurrence of any event that would create an Event of Default under Section 7.05 and/or 7.07, none of such Indebtedness of such Special Purpose Subsidiary becomes the Indebtedness of the Borrower or any other Subsidiary Guarantor.

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          "Designated Revolving Commitments" means and includes at any time the
Revolving Commitment of each Consenting Revolving Lender at such time.

          "Extension Date" means the first date by which the aggregate repayment of Designated IRL Loans made after the Fifth Amendment and Restatement Effective Date equals $85 million, provided that there shall be no Extension Date if (i) any Excluded Property, any proceeds of any Designated Indebtedness and/or any Designated Excluded Properties Sale or any other cash of the Borrower or any Subsidiary are added to the properties in Lehman Pool I, (ii) all the Indebtedness issued pursuant to the Lehman Pool I has not been repaid in full or the maturity of all such Indebtedness has not been extended (on a stand alone basis or combined with other Indebtedness) to a date later than June 30, 2006 and/or (iii) the Extension Date has not occurred on or prior to the date which is nine months after the Fifth Amendment and Restatement Effective Date.

          "Fifth Amendment and Restatement" means the Fifth Amendment and Restatement to this Agreement dated as of May 29, 2003.

          "Fifth Amendment and Restatement Effective Date" has the meaning provided in the Fifth Amendment and Restatement.

          "Fourth IRL Amendment" has the meaning provided in the Fifth Amendment and Restatement.

          "IRL Lender" means each Lender under and as defined in the Increasing Rate Note Purchase and Loan Agreement dated as of June 30, 1999 as amended (including by the Fourth IRL Amendment).

          "IRL Percentage" means at any time a percentage equal to 100% minus the TL Percentage at such time.

          "Lehman Pool I" means the Mortgage Loan dated June 28, 1999, from Lehman Brothers Holdings, Inc., as assigned to LaSalle Bank National Association, as trustee of the SASCO Floating Rate Commercial Mortgage Trust 1999-C3, Multiclass Pass-Through Certificates, Series 1999-C3, as assigned to Lehman Brothers Holdings, Inc., to various subsidiaries of Wyndham International, Inc., in the original principal amount of $235,000,000.

          "Leverage Ratio" means on any date the ratio of (i) Total Indebtedness on such date to (ii) Total Adjusted EBITDA for the 12 months ended on such date.

          "Modified Extension Date" means the Extension Date or if the extension date has not occurred on or prior to the date which is the nine month anniversary of the Fifth Amendment and Restatement Effective Date, then such nine month anniversary date shall constitute the Modified Extension Date.

          "Pro Forma Leverage Ratio" means with respect to any Asset Disposition the Leverage Ratio as at the last day of the last month ended prior to such Asset Disposition modified to subtract (x) from the Total Indebtedness included in determining such Ratio the gross proceeds received by the Borrower and its Subsidiaries from such Asset Disposition and

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(y) from the Total Adjusted EBITDA included in determining such Ratio the
Property EBITDA for the 12 months then ended of the property the subject of such Asset Disposition.

          "Properties Sale List" shall mean a list of properties which the Borrower is actively considering selling, specifying an aggregate proposed sale price for all the properties within designated categories and detail for each property as to what amounts would have to be deducted when determining the Net Cash Proceeds resulting from a sale thereof under clauses (a)(ii) and (a)(iv) of the definition of Net Cash Proceeds.

          "Property EBITDA" means for any period for any property the subject of an Asset Disposition the amount that would have been EBITDA for such period for such property if (i) such property were to constitute a "Person", (ii) clause
(b) of the definition of EBITDA were limited to business interruption insurance proceeds and condemnation proceeds paid only in respect of such property and
(iii) clause (d) of the definition of EBITDA were deleted, provided that such amount shall not exceed the amount included for such property in Total Adjusted EBITDA.

          "Specified Asset Disposition" means any Asset Disposition other than an Asset Disposition (i) if the Pro Forma Leverage Ratio determined after giving effect to such Asset Disposition is less than the Leverage Ratio determined as of the last day of the last month then ended, (ii) if the Property EBITDA of the property the subject thereof for the 12 months ended as of the last day of the last month then ended is less than $1.5 million, provided that the aggregate gross sale proceeds of Asset Dispositions effected prior to the Extension Date and excluded from constituting Specified Asset Dispositions pursuant to this clause (ii) shall not exceed $150 million or (iii) consummated on or after the Fifth Amendment and Restatement Effective Date and prior to the Extension Date if the repayment of IRL Loans from the proceeds of such Asset Disposition are excluded in determining whether the Extension Date has occurred (i.e., whether $85 million of IRL Loans have been repaid during such period).

          "TL Percentage" means at any time the percentage obtained by dividing
(i) the outstanding principal amount of Term Loans at such time by (ii) the sum of (x) the outstanding principal amount of Term Loans at such time, (y) the outstanding principal amount of Designated IRL Loans at such time and (z) the aggregate Designated Revolving Commitments at such time.

; and (ii) changing the definition of "Maximum Permitted Expenditure Amount" to read (provided that if the Extension Date has not occurred by the Modified Extension Date the amendment provided for in this clause (ii) shall terminate on the Modified Extension Date):

          "Maximum Permitted Expenditures Amount" means, for (I) the fiscal year of the Borrower ending on December 31, 2003, $125,000,000, (II) the fiscal year of the Borrower ending on December 31, 2004, (i) $125,000,000 plus (ii) 50% of the portion of the Maximum Permitted Expenditures Amount for the immediately preceding fiscal year not utilized to make Permitted Expenditures and (III) each of the fiscal years of the Borrower ending on or after December 31, 2005, (i) $125,000,000 plus (ii) 25% of the portion of the Maximum Permitted Expenditures Amount for the immediately preceding fiscal year not utilized to make Permitted Expenditures.

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          (B)  Section 2.02(a) is amended for the period commencing on the Fifth
Amendment and Restatement Effective Date and ending on the Modified Extension Date by (x) adding after the reference therein to "Revolving Commitments" the phrase "as in effect on the Fifth Amendment and Restatement Effective Date" and
(y) adding a new sentence at the end thereof to read: "On the Modified Extension Date if the Extension Date has not occurred, the Borrower shall incur and repay Revolving Loans so that after giving effect thereto the outstanding Revolving Loans shall be made by all Revolving Lenders ratably in accordance with their respective Revolving Commitments in effect on such date."

          (C) Section 2.09 is amended by adding at the end thereof the following new paragraph (d):

          "(d) On each date on and after the Fifth Amendment and Restatement Effective Date and on or prior to the Modified Extension Date on which Designated IRL Loans are repaid (mandatorily or voluntarily) the Designated Revolving Commitments shall be automatically and permanently reduced in an aggregate amount equal to the amount of such repayment of Designated IRL Loans, such reduction to apply pro rata among the Designated Revolving Commitments."

          (D) Section 2.11 is amended for the period commencing on the Fifth Amendment and Restatement Effective Date and ending on the Modified Extension Date by (i) changing all of paragraph (f) thereof beginning with the reference to "(C)" to read:

     "(C) third, to repay outstanding Term Loans in an aggregate amount equal to the TL Percentage of such Net Cash Proceeds and to repay outstanding Designated IRL Loans in an aggregate amount equal to the IRL Percentage of such Net Cash Proceeds."

and (ii) adding a new paragraph (i) to read:

          "(i) If the application of only a portion of the Net Cash Proceeds required to be applied pursuant to Section 2.11(c), (d) or (e) would result in the Extension Date occurring, then only such portion will be applied on the date specified therefor in any such Section, with the remainder of such Net Cash Proceeds to be applied pursuant to Section 2.11(f) on the next succeeding Business Day."

          (E) Section 3.16(a) is amended by adding a new sentence at the end thereof to read:

     "Prior to the Modified Extension Date, up to $10 million of proceeds of Revolving Loans may be utilized to prepay principal on outstanding Designated IRL Loans."

          2. As of the Fifth Amendment and Restatement Effective Date, the following additional amendments to the Credit Agreement shall become effective:

          (A) Section 1.01 of the Credit Agreement is amended by (i) adding at the end of the definition of "Consent Property" the phrase ", it being understood that upon the financing of any such Real Property as permitted by
Section 6.02(m) such Real Property shall cease to constitute a Consent Property"; (ii) in each of the definitions of "Designated Indebtedness" and

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"Designated Excluded Properties Sale" (x) adding after the reference therein to
", provided that" the phrase "(i) at the written election of the Borrower any or all of the amounts so deposited shall be released to be applied to repay Loans pursuant to, and as repayments under, Section 2.11(f) and (ii)" and (y) changing the phrase "at a time when the Obligations have become due and payable shall" to read "on December 31, 2005" and (z) adding at the end thereof the phrase ", it being understood that the Collateral Agent shall have a perfected first priority security interest in such escrow account and in all amounts deposited therein";
(iii) in the definition of "Designated Percentage" (x) inserting after the reference to "less the lower of" the phrase "(A) the lower of" and (y) adding at the end of such definition the phrase "and (B) a percentage (which may be zero) selected at the time by the Borrower (by written notice to the Administrative Agent)"; and (iv) changing the definitions of "Non-Excluded Subsidiaries", "Specified Purposes" and "Wrap Refinancing" to read:

          "Non-Excluded Subsidiaries" means each Subsidiary of the Borrower provided that a Special Purpose Subsidiary (I) with Indebtedness of less than $25.0 million and (II) not included in clause (I) but with no Indebtedness other than Designated Non-Recourse Indebtedness shall each not constitute a Non-Excluded Subsidiary, provided that any Special Purpose Subsidiary otherwise excluded from constituting a Non-Excluded Subsidiary pursuant to the foregoing will constitute a Non-Excluded Subsidiary (x) for purposes of Section 7.05 if the commencement (or authorization) of proceedings of the type referred to in such Section by or against such Special Purpose Subsidiary is individually, or in the aggregate with the commencement of such proceedings by or against other Special Purpose Subsidiaries, reasonably likely to have a Material Adverse Effect or (y) for purposes of Section 7.07 if the entering of judgments of the type referred to in such Section is individually, or in the aggregate with the entering of such judgments against other Special Purpose Subsidiaries, reasonably likely to have a Material Adverse Effect.

          "Specified Purposes" means (i) to avoid or to cure defaults, events of defaults and/or covenant violations under Existing Mortgage Debt, (ii) make payments on Existing Mortgage Debt, (iii) refinance all or any part of any Existing Mortgage Debt, and/or (iv) extend maturities of and/or other payments on, or other obligations under, Existing Mortgage Debt, provided that curing a shortfall in any loan to value ratio in a collateralized mortgage obligations or other similar collateralized debt structure (each a "Structural Issue") resulting from the sale of any property or properties securing or supporting such Structural Issue shall not constitute a Specified Purpose.

          "Wrap Refinancing" means a financing that refinances two or more issues of Existing Mortgage Debt, which financing is secured by, and only by,
(x) the properties that secured the issues of Existing Mortgage Debt being refinanced (other than any property listed on Schedule II to the Third Amendment and Restatement provided that the Condado Plaza property and/or Bourbon Orleans property may be included if the inclusion thereof will result in the respective Wrap Refinancing generating Net Cash Proceeds to be used to repay Loans (and prior to the Extension Date, Designated IRL Loans) pursuant to Section 2.11 that are at least (x) $40 million in the case of the Condado Plaza property and/or
(y) $4 million in the case of the Bourbon Orleans property greater than the Net Cash Proceeds that would be generated for such purposes if the Wrap Refinancing did not include such property) and (y) Excluded Properties to the extent permitted by Section 6.03(q).

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          (B)  Section 2.08(e) is amended by changing the phrase "Loans made by it" in the first sentence thereof to read "all Loans made by it under a Facility (for up to all Facilities under which it has Loans outstanding)".

          (C) Section 3.19 is amended by (I) changing the "No" at the beginning of said Section to read "To the knowledge of the Borrower, no", (II) adding the text "which statement or omission, if corrected, would contain any fact that would reasonably be expected to have a Material Adverse Effect" immediately preceding the period at the end of the first sentence of said Section and (III) changing the word "The" at the beginning of the second sentence of said Section to read "To the knowledge of the Borrower, the".

          (D) Section 4.02 is amended by (x) adding after the reference to "3.06" the phrase ", 3.09, 3.10, 3.13, 3.14," and (y) changing the reference to "and 3.16" to read ", 3.16 and 3.19".

          (E) Section 5.02 is amended by (i) changing the reference in the lead-in clause to "(j) and (k)" to read "(j) and (n)", (ii) deleting the "and" at the end of clause (j), (iii) renumbering clause (k) as clause (n) and (iv) inserting new clauses (k), (l) and (m) to read:

          "(k) within 30 days following (x) the Fifth Amendment and Restatement Effective Date, a copy of the initial Properties Sale List and (y) each anniversary of the Fifth Amendment and Restatement Effective Date, a copy of the Properties Sale List updated as of such anniversary;

          (l) copies of the information required by Exhibit A to the Fifth Amendment and Restatement on the basis, at the times and in the detail set forth on Exhibit A;

          (m) promptly after the Borrower's Board of Directors has approved same, a copy of each annual budget, which shall include property by property information; and"

          (F) Section 5.10(a) is amended by changing the reference to "May 1, 2003" occurring in clause (iii)(z) thereof and in clause (II) thereof to read "30 days after the Fifth Amendment and Restatement Effective Date (or if earlier the Extension Date)".

          (G) Section 6.03 is amended by (i) inserting in clause (r) thereof prior to the phrase "to secure" the phrase "and/or (z) any other Real Property (including Consent Properties)" and (ii) changing the second reference in said clause (r) to "Excluded Properties" to read "any Real Property".

          (H) Section 6.04 is amended by adding after the reference to "except" in the lead-in phrase "for transactions permitted by Section 6.05 and except".

          (I)  Section 6.05(d) is amended in its entirety to read:

          "(d) Asset Dispositions (including pursuant to Buy/Sell Arrangements) which in each case shall be for an amount equal to at least the fair market value thereof (as determined by the senior management of the Borrower and certified in writing to the Administrative Agent, which certification shall also confirm that, after giving effect to such Asset Disposition, the

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Borrower shall remain in pro forma compliance with all of its covenants herein)
for at least 75% Cash Consideration (other than in connection with a Timeshare Development Transaction, the Disposition of which shall not be subject to such limitation); provided that (i) within five Business Days following the date of consummation of any such Asset Disposition, the Borrower shall deliver a Net Cash Proceeds Notice and any Net Cash Proceeds thereof shall be applied as required under Section 2.11(f), (ii) such Asset Disposition may be for less than 75% Cash Consideration if it constitutes a Permitted Structured Disposition,
(iii) if such Asset Disposition is a Non-Core Assets Sale, such Asset Disposition may be for less than 75% Cash Consideration but shall be for at least 70% Modified Cash Consideration and (iv) if a Specified Asset Disposition, the total consideration received by the Borrower or such Subsidiary constitutes Approved Value";

          (J) Section 6.09 is amended by adding after the end of such Section the following sentence:

     "In addition to the foregoing, without the consent of the Required Lenders, neither the Borrower nor any Subsidiary shall enter into any transaction in respect of the Disposition of any asset with any Apollo/THL Affiliate involving an amount in cash and/or the fair value of assets in excess of $500,000 other than a Designated Disposition."

          (K) Exhibit B is amended by (x) deleting the reference to "(III)," in paragraphs 2 and 8 thereof, (y) inserting after the reference to "VI" in such paragraphs the phrase ", and Sections 3.02, 3.03, 3.04, 3.05, 3.06 and 3.16," and (z) deleting in paragraph 8 thereof the phrase "and in each of the other Loan Documents".

          3. On the Fifth Amendment and Restatement Effective Date, each of the Riverfront New Orleans property ("RNO") and the Wyndham Newark property ("WN") shall cease to constitute an Excluded Property and the Borrower shall (x) prior to the Fifth Amendment and Restatement Effective Date subject RNO, WN and the LaGuardia Wyndham property (the "Properties") to a recorded mortgage in form and substance satisfactory to the Administrative Agent and (y) take within 60 days following the Fifth Amendment and Restatement Effective Date all other actions with respect to each of the Properties that it would be required under
Section 5.10(a) to take if each such property were an Excluded Property, provided that if the Extension Date has not occurred by the Modified Extension Date then, on the Modified Extension Date, RNO and WN will each constitute an Excluded Property to the extent it would have been an Excluded Property on such date in the absence of this Section III.3 (it being understood that at no time shall the LaGuardia Wyndham constitute an Excluded Property).

IV.  Amendments as at Post-Extension Date

          1. As of 00:01A.M. (New York time) on the date immediately following the Extension Date, the following amendments to the Credit Agreement shall become effective:

          (A) Section 1.01 of the Credit Agreement is amended by (i) in each of the definitions of "Designated Excluded Properties Sale" and "Designated Indebtedness" (x) adding "(a)" after the reference therein to "(i)" and (y) changing the reference to "shall be released" to

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read "and (b) at the time (if any) they become Specified Escrow Amounts all amounts (if any) in such escrow account shall, in each case, be released"; (ii) changing clause (a)(v) of the definition of "Net Cash Proceeds" in its entirety to read "(v) the Liquidity Holdback for such Asset Disposition or Exchange";
(iii) changing the reference to "Section 2.11(e)" in the definition of "Scheduled Repayment" to "Section 2.11(h)"; (iv) deleting the definition of "Term Loan Maturity Date"; (v) changing the definitions of "Applicable Margin", "Class", "Designated Percentage", "Excluded Properties", "Facilities", "Maturity Date", "Revolving Commitment", "Revolving Percentage", "Swingline Expiry Date" and "Total Cash Interest Expense" in their entirety to read:

          "Applicable Margin" means (i) (A) with respect to ABR Term Loans II and ABR Revolving Loans IV, 4.75%, (B) with respect to ABR Term Loans I and ABR Revolving Loans III, 3.75% and (C) with respect to all other ABR Revolving Loans, 2.75%, (ii) (A) with respect to Eurodollar Term Loans II and Eurodollar Revolving Loans IV, 5.75%, (B) with respect to Eurodollar Term Loans I and Eurodollar Revolving Loans III, 4.75% and (C) with respect to all other Eurodollar Revolving Loans, 3.75%, and (iii) with respect to Commitment Fees, ..50%.

          "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Term Loans I, Term Loans II, Revolving Loans I, Revolving Loans II, Revolving Loans III, Revolving Loans IV or Swingline Loans.

          "Designated Percentage" means 100% less the lower of (A) the lowest of
(i) 25%, (ii) the maximum percentage that will result in the amount of Net Cash Proceeds from an issuance of Indebtedness, an Asset Disposition and/or Exchange that the Borrower may retain under Sections 2.11(c) and/or (e) (i.e. that is not required to be applied to repay Indebtedness pursuant to Section 2.11(f)) not exceeding in the aggregate for all issuances of Indebtedness, Asset Dispositions and Exchanges effected (x) in the twelve months following the Second Amendment and Restatement Effective Date, $50 million or (y) in any subsequent consecutive 12-month period, $35 million (but limited to $15 million during the period from the fourth anniversary of the Second Amendment and Restatement Effective Date to the Term Loan Maturity Date) and (iii) the maximum percentage that will result in the amount of Net Cash Proceeds from such issuance of Indebtedness, Asset Disposition or Exchange that the Borrower may so retain not exceeding an amount equal to $100,000,000 less the Borrower Liquidity Amount in effect immediately prior to receipt of the Net Cash Proceeds of such incurrence of Indebtedness, Asset Disposition or Exchange, provided that for any issuance of Indebtedness, Asset Disposition and/or Exchange effected after the Extension Date and on or prior to Revolving Loan Maturity Date I/II, the Designated Percentage shall be reduced to the extent necessary to result in the Borrower retaining additional aggregate Net Cash Proceeds in an amount up to the AR Amount (the "Additional Retention") provided that at the time of any reduction of the Designated Percentage pursuant to this proviso the Borrower has provided to the Administrative Agent a written certificate of a senior officer certifying that the additional Net Cash Proceeds being retained are required to insure that the Borrower maintains adequate liquidity to satisfy its expected cash needs and that after giving effect to the Additional Retention, the aggregate unutilized Revolving Commitments III (pro forma as at the Revolving Loan Maturity Date I/II and after any repayment of Revolving Loans III with the Additional Retention) will be at least $50,000,000, with the Borrower covenanting in such certificate to retain such additional Net Cash Proceeds not utilized to repay Revolving Loans III until such

Revolving Loan Maturity Date I/II (with a default of the Borrower in complying with such covenant to constitute a default under Section 7.03(b)) and (B) a percentage (which may be zero) selected at the time by the Borrower (by written notice to the Administrative Agent).

          "Excluded Properties" means the Real Properties set forth on Schedule XV to this Agreement other than the Riverfront New Orleans and Wyndham Newark properties plus any additional Real Property received by the Borrower or a Subsidiary as a result of an Exchange of an Excluded Property; provided that one Designated Property (if any exist) shall cease to constitute an Excluded Property on December 31, 2004 and the remaining Designated Properties (if any) shall cease to constitute Excluded Property on December 31, 2005, it being understood that (x) upon being Disposed of a property shall cease to constitute an Excluded Property and (y) upon the financing of any property at the time constituting an Excluded Property as permitted by Section 6.02(m) such property shall cease to constitute an Excluded Property.

          "Facility" means one of the credit facilities established under this Agreement, i.e., Term Loan Facility I, Term Loan Facility II, Revolving Loan Facility I, Revolving Loan Facility II, Revolving Loan Facility III and Revolving Loan Facility IV.

          "Maturity Date" means (i) with respect to Revolving Loans I and Revolving Loans II, the Revolving Loan Maturity Date I/II, (ii) with respect to Revolving Loans III and Revolving Loans IV, the Revolving Loan Maturity Date III/IV, (iii) with respect to Term Loans I, June 30, 2006 and (iv) with respect to Term Loans II, April 1, 2006.

          "Revolving Commitment" means, with respect to any Lender, the obligation (if any) of such Lender to make Revolving Loans and/or to participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed (w) in the case of a Revolving Lender I, its Revolving Commitment I, (x) in the case of a Revolving Lender II, its Revolving Commitment II, (y) in the case of a Revolving Lender III, its Revolving Commitment III and
(z) in the case of a Revolving Lender IV, its Revolving Commitment IV, it being understood that neither a Revolving Lender I nor a Revolving Lender IV shall have any obligation to participate in Swingline Loans and/or Letters of Credit.

          "Revolving Percentage" means, as to any Lender with a Revolving Commitment II or Revolving Commitment III at any time, the percentage which such Lender's Revolving Commitment II or Revolving Commitment III, as the case may be, then constitutes of the Adjusted Total Revolving Commitment (or at any time when such Lender's Revolving Commitment shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Revolving Loans then outstanding constitutes of (i) the aggregate principal amount of Revolving Loans made pursuant to all expired or terminated Revolving Commitments plus (ii) all Revolving Commitments then in effect, it being understood that the Revolving Percentage of a Revolving Lender I and of a Revolving Lender IV shall be zero).

          "Swingline Expiry Date" means the date which is two Business Days prior to the Revolving Loan Maturity Date III/IV.

          "Total Cash Interest Expense" means the sum of the total cash interest expense in respect of Total Indebtedness for such period determined in conformity with GAAP (excluding interest capitalized in accordance with GAAP, amortization of deferred financing costs, Incremental Cash Interest and other non-cash charges and expenses) minus cash interest income.

; and (vi) inserting the following new definitions in appropriate alphabetical order:

          "Adjusted Total Revolving Commitment" means, at any time, the aggregate amount of the Revolving Commitments II and the Revolving Commitments III then in effect.

          "Adjusted Total Revolving Extensions of Credit" means, at any time, the aggregate amount of the Revolving Extensions of Credit of the Revolving Lenders II and the Revolving Lenders III outstanding at such time.

          "AR Amount" shall mean the lesser of (i) $22.5 million and (ii) the sum of (x) the aggregate outstanding principal amount of the Increasing Rate Loans and (y) the aggregate Revolving Commitments I and Revolving Commitments II, in each case as of the Post-Extension Date.

          "Benchmark Amount" means the higher of (i) $180 million and (ii) an amount equal to the aggregate outstanding principal amount of Designated Revolving Loans on the Post-Extension Date.

          "Borrower Liquidity Amount" means at any time the sum of (i) the Liquidity Amount at such time plus (ii) unrestricted cash on hand in excess of the average unrestricted cash balance as at the end of each of the last four quarters as shown on a consolidated balance sheet of the Borrower.

          "Conversion Percentage" means the percentage obtained by dividing the Benchmark Amount by all Designated Revolving Commitments on the Post-Extension Date.

          "Designated Property" means at any time, to the extent such property is then an Excluded Property and has not been Utilized, (i) the Ft. Lauderdale Hilton property, (ii) if the property specified in clause (i) is not then a Designated Property, the Parsippany Summerfield property and (iii) if all the properties specified in clauses (i) and (ii) are not then Designated Properties, the Westshore Tampa Bay property.

          "Designated Revolving Loans" means Loans made pursuant to the Designated Revolving Commitments.

          "EP Escrow" means each escrow account which holds any proceeds of a Designated Excluded Properties Sale and/or an incurrence of Designated Indebtedness.

          "Excess Proceeds" means with respect to any Net Cash Proceeds required to be applied to repay Loans pursuant to Section 2.11(f) an amount equal to the portion of such Net Cash Proceeds required to be applied to repay Revolving Loans III (after giving effect to Section 2.11(f)(C)(I)(x) and determined as if the aggregate principal amount of Revolving Loans III equaled the aggregate Revolving Commitments III) in excess of the aggregate principal amount of Revolving Loans III then outstanding.

          "Incremental Cash Interest" means at any time for any period the aggregate of the cash interest paid on each Revolving Loan III, Revolving Loan IV and Term Loan II during such period in excess of the interest that would have been payable during such period on such Loan at a rate 1.00% less than the rate applicable to such Loan hereunder.

          "Liquidity Amount" means, at any time, the aggregate Unutilized Revolving Commitment of all Revolving Lenders III.

          "Liquidity Holdback" means, with respect to any Asset Disposition or Exchange in any year, an amount equal to the lesser of (x) $20,000,000 (or, if less, the Net Cash Proceeds of such Asset Disposition or Exchange determined without giving effect to clause (a)(v) of the definition of Net Cash Proceeds) less the aggregate Liquidity Holdbacks for all Asset Dispositions and Exchanges previously effected during such year and (y) once the aggregate Liquidity Holdbacks for such year equal $10,000,000, an amount equal to $100,000,000 less the Borrower Liquidity Amount in effect immediately prior to receipt of the Net Cash Proceeds of such Asset Disposition or Exchange, with the amount of the Liquidity Holdback applicable to any Asset Disposition or Exchange to be certified in writing by a senior officer of the Borrower to the Administrative Agent at the time a portion of the Net Cash Proceeds of such Asset Disposition or Exchange is required to be applied to the prepayment of Loans under Section
2.11 hereof.

          "Post-Extension Date" means the date immediately following the Extension Date.

          "Revolving Commitment I" means, with respect to any Lender that is a Revolving Lender I, a Revolving Commitment in the amount equal to the greater of
(i) the aggregate outstanding principal amount of the Revolving Loans of such Lender at the opening of business on the Post-Extension Date and (ii) if the outstanding principal amount of all Designated Revolving Loans at the opening of business on the Post-Extension Date is less than the Benchmark Amount, an amount equal to the Conversion Percentage of the Revolving Commitment of such Lender at the opening of business on the Post-Extension Date or, if applicable, the Revolving Commitment I assigned to such Lender pursuant to Section 9.04, and in each case as the same may be reduced pursuant to Sections 2.09, 2.11(f) and/or 7.

          "Revolving Commitment II" means, with respect to any Lender that is a Revolving Lender II, a Revolving Commitment in the amount equal to the Revolving Commitment of such Lender at the opening of business on the Post-Extension Date (after giving effect to any voluntary reduction thereto to be effected on such date) less the amount of the Revolving Commitment I of such Lender or, if applicable, the Revolving Commitment II assigned to such Lender pursuant to
Section 9.04, and in each case as the same may be reduced pursuant to Sections 2.09, 2.11(f) and/or 7.

          "Revolving Commitment III" means, with respect to any Lender that is a Revolving Lender III, a Revolving Commitment in the amount equal to the Revolving Commitment of such Lender at the opening of business on the Post-Extension Date (after giving effect to any voluntary reduction thereto to be effected on such date) less such Lender's RL Percentage of the Benchmark Amount, or, if applicable, the Revolving Commitment III assigned to such Lender pursuant to Section 9.04, in each case as the same may be reduced pursuant to Sections 2.09, 2.11(f) and/or 7.

          "Revolving Commitment IV" means, with respect to any Lender that is a Revolving Lender IV, a Revolving Commitment in the amount equal to such Lender's RL Percentage of the Benchmark Amount, or, if applicable, the Revolving Commitment IV assigned to such Lender pursuant to Section 9.04, in each case as the same may be reduced pursuant to Sections 2.09, 2.11(f) and/or 7.

          "Revolving Lenders I" means (i) those Revolving Lenders in existence on the Extension Date that are not Consenting Revolving Lenders, with each such Lender to remain a Revolving Lender I unless it has assigned to another Person or Persons pursuant to Section 9.04 all of its Revolving Commitment I and Revolving Loans I and (ii) any Lender which has acquired by assignment pursuant to Section 9.04 a Revolving Commitment I or any Revolving Loans I.

          "Revolving Lenders II" means (i) those Revolving Lenders in existence on the Extension Date that are not Consenting Revolving Lenders, with any such Lender to remain a Revolving Lender II unless it has assigned to another Person or Persons pursuant to Section 9.04 all of its Revolving Commitment II and Revolving Loans II and (ii) any Lender which has acquired by assignment pursuant to Section 9.04 a Revolving Commitment II or any Revolving Loans II.

          "Revolving Lenders III" means (i) those Revolving Lenders in existence on the Extension Date that are Consenting Revolving Lenders, with each such Lender to remain a Revolving Lender III unless it has assigned to another Person or Persons pursuant to Section 9.04 all of its Revolving Commitment III and Revolving Loans III and (ii) any Lender which has acquired by assignment pursuant to Section 9.04 a Revolving Commitment III or any Revolving Loans III.

          "Revolving Lenders IV" means (i) those Revolving Lenders in existence on the Extension Date that are Consenting Revolving Lenders, with each such Lender to remain a Revolving Lender IV unless it has assigned to another Person or Persons pursuant to Section 9.04 all of its Revolving Commitment IV and Revolving Loans IV and (ii) any Lender which has acquired by assignment pursuant to Section 9.04 a Revolving Commitment IV or any Revolving Loans IV.

          "Revolving Loan I" means (x) each Revolving Loan of a Revolving Lender I that is outstanding at the opening of business on the Post-Extension Date and
(y) each Revolving Loan, if any, thereafter made through the utilization of Revolving Commitments I.

          "Revolving Loan II" means each Revolving Loan, if any, made after the Post-Extension Date through the utilization of Revolving Commitments II.

          "Revolving Loan III" means each Revolving Loan, if any, made after the Post-Extension Date through the utilization of Revolving Commitments III.

          "Revolving Loan IV" means (x) each Revolving Loan of a Revolving Lender IV outstanding at the opening of business on the Post-Extension Date and
(y) each Revolving Loan, if any, thereafter made through the utilization of Revolving Commitments IV.

          "Revolving Loan Facility I" means the Facility evidenced by the Revolving Commitments I.

          "Revolving Loan Facility II" means the Facility evidenced by the Revolving Commitments II.

          "Revolving Loan Facility III" means the Facility evidenced by the Revolving Commitments III.

          "Revolving Loan Facility IV" means the Facility evidenced by the Revolving Commitments IV.

          "Revolving Loan Maturity Date I/II" means June 30, 2004.

          "Revolving Loan Maturity Date III/IV" means April 1, 2006.

          "RL Percentage" means as to any Lender that is a Revolving Lender III or Revolving Lender IV, the percentage which such Lender's Revolving Commitment as in effect on the Post-Extension Date constitutes of all Designated Revolving Commitments on the Post- Extension Date.

          "Specified Escrow Amount" means on December 31, 2004, any and all amounts then in the EP Escrow to the extent attributable to a Designated Excluded Properties Sale in respect of, or Designated Indebtedness secured by, any Excluded Property that would have constituted a Designated Property on such date if such property had not been Disposed of or Utilized.

          "Specified NCP" has the meaning provided in Section 2.11(f).

          "Term Lender I" means (x) each Lender that holds Term Loans on the Post-Extension Date that is not a Term Lender II and (y) any Lender which has acquired by assignment pursuant to Section 9.04 a Term Loan I.

          "Term Lender II" means each Consenting IRL Lender so long as such Lender holds Term Loans II and any Lender which has acquired by assignment pursuant to Section 9.04 a Term Loan II.

          "Term Loan I" means each of the Term Loans (other than Term Loans II) outstanding at the opening of business on the Post-Extension Date.

          "Term Loan II" has the meaning provided in Section 2.01(b).

          "Term Loan Facility I" means the Facility evidenced by the Term Loans
I.

          "Term Loan Facility II" means the Facility evidenced by the Term Loans II.

          "Utilized" means at any time an Excluded Property that has been encumbered by a Lien incurred pursuant to Section 6.03(q).

          (B) Section 2.01(a) of the Credit Agreement is amended by (i) changing the reference therein to "Revolving Loan Maturity Date" to read "Revolving Loan Maturity Date III/IV (or Revolving Loan Maturity Date I/II in the case of Revolving Lenders I and Revolving Lenders II)" and (ii) adding three new sentences before the last sentence of such Section to read:

     "Revolving Loans III will not be made at any time if, after giving effect thereto, the sum of (x) the aggregate outstanding principal amount of Revolving Loans III plus (y) the LC Obligations at such time would exceed the aggregate Revolving Commitments III at such time, it being understood that, as provided in Section 2.02(a) below, Revolving Loans II cannot be made at a time when Revolving Loans III cannot be made. Revolving Loans may not be borrowed (x) under Revolving Commitments I at a time when (and after giving effect to any concurrent Borrowing of Revolving Loans) the aggregate outstanding principal of Revolving Loans IV is less than the aggregate of the Revolving Commitments IV or (y) under Revolving Commitments II and/or Revolving Commitments III at a time when (and after giving effect to any concurrent Borrowing of Revolving Loans) (x) the aggregate outstanding principal amount of Revolving Loans I is less than the aggregate of the Revolving Commitments I at the time or (y) the aggregate outstanding principal amount of Revolving Loans IV is less than the aggregate Revolving Commitments IV. Revolving Loans may not be incurred on the Post-Extension Date."

          (C) Section 2.01(b) of the Credit Agreement is amended by (i) deleting in its entirety the parenthetical in the first sentence and (ii) inserting a new sentence before the last sentence of such Section to read:

     "On the Post-Extension Date, the aggregate principal amount of all Increasing Rate Term Loans held by each Consenting IRL Lender shall be converted into term loans hereunder (collectively, the "Term Loans II" and together with the Term Loans I, the "Term Loans" and, individually, each a "Term Loan")."

          (D) Section 2.02 of the Credit Agreement is amended by changing the first sentence in paragraph (a) thereof to read:

          "(a) (i) Each Revolving Loan I shall be made as part of a Borrowing consisting of Revolving Loans I made by the Revolving Lenders I ratably in accordance with their respective Revolving Commitments I, (ii) each Revolving Loan II and Revolving Loan III shall be made as part of a Borrowing consisting of Revolving Loans II and Revolving Loans III made by the Revolving Lenders ratably in accordance with their respective Revolving Commitments II and Revolving Commitments III, (iii) each Revolving Loan IV shall be made as part of a Borrowing consisting of Revolving Loans IV made by the Revolving Lenders IV ratably in accordance with their respective Revolving Commitments IV, (iv) each Term Loan I shall be made as part of a Borrowing consisting of Term Loans I held ratably by Term Lenders I and (v) each Term Loan II shall be made as part of a Borrowing consisting of Term Loans II held ratably by Term Lenders II."

          (E) Section 2.04 of the Credit Agreement is amended by (w) deleting in paragraph (a) thereof the phrase "(I) the aggregate principal amount at any time outstanding that will not result in"; (x) changing the phrase, "the sum of the total Revolving Extensions of Credit exceeding the total Revolving Commitments; provided that" in paragraph (a) thereof to read "the sum of the Adjusted Total Revolving Extensions of Credit exceeding the Adjusted Total Revolving Commitment; provided that (i)"; (y) adding at the end of the penultimate sentence in said paragraph (a) the following:

     "and (ii) all Swingline Loans outstanding on the date four Business Days prior to the Revolving Loan Maturity Date I/II shall become due and payable on such date and no further Swingline Loans may be incurred until after the Revolving Loan Maturity Date I/II";

and (z) in paragraph (c) thereof, (i) changing the first reference to "Revolving Lenders" to read "Revolving Lenders III and, if on or prior to the Revolving Loan Maturity Date I/II, the Revolving Lenders II"; (ii) inserting the word "such" prior to the next reference therein to "Revolving Lenders" and the first reference therein to "Revolving Lender"; and (iii) changing the reference to "Revolving Lender" in the third, fourth and fifth sentence thereof to read "Revolving Lender II and Revolving Lender III".

          (F) Section 2.05 of the Credit Agreement is amended by (i) changing the reference to "Revolving Loan Maturity Date" in paragraph (a) thereof to read "Revolving Loan Maturity Date III/IV"; (ii) adding the word "Adjusted" immediately prior to the references in paragraph (b) thereof to "Total Revolving Extensions of Credit" and to "Total Revolving Commitment"; (iii) changing the reference to "Revolving Loan Maturity Date" in paragraph (c) thereof to read "Revolving Loan Maturity Date III/IV"; (iv) in paragraph (d) thereof, (x) changing the first reference therein to "each Revolving Lender" to read "each Revolving Lender III and, if such issuance is prior to the Revolving Loan Maturity Date I/II, each Revolving Lender II"; (y) changing the second reference to "each Revolving Lender" in said paragraph (d) to read "each such Revolving Lender"; and (z) changing the reference to "Revolving Lender" in the second and third sentence of said paragraph (d) to read "each Revolving Lender II and Revolving Lender III"; (v) adding the phrase "(if any)" after each reference to "Revolving Percentage" in paragraph (e) thereof; and (vi) inserting after the second reference to "Revolving Lenders" in paragraph (j) thereof the phrase "with exposure for LC Obligations".

          (G) Section 2.08(a) of the Credit Agreement is hereby amended in its entirety to read:

          "(a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent (x) for the account of each Term Lender I the Scheduled Repayments as provided in Section 2.11(h)(i) and (y) for the account of each Term Lender II the Scheduled Repayments as provided in
     Section 2.11(h)(ii); (ii) to the Administrative Agent (x) for the account of each Revolving Lender I and Revolving Lender II the then unpaid principal amount of each Revolving Loan I and/or Revolving

     Loan II held by such Lender on the Revolving Loan Maturity Date I/II and
     (y) for the account of each Revolving Lender III and Revolving Lender IV, the then unpaid principal amount of each Revolving Loan III and/or Revolving Loan IV held by such Lender on the Revolving Loan Maturity Date III/IV; and (iii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of (A) if made prior thereto, the date four Business Days prior to the Revolving Loan Maturity Date I/II, (B) the Swingline Expiry Date and (C) the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made; provided that on each date that a Revolving Loan Borrowing is made the Borrower shall repay all Swingline Loans then outstanding.

          (H) Section 2.09 of the Credit Agreement is amended by (I) changing all of paragraph (a) thereof beginning with the reference therein to "(i)" and ending with the reference therein to "(ii)" to read:

     "(i) all Revolving Commitments I and Revolving Commitments II shall terminate on the Revolving Loan Maturity Date I/II, (ii) all Revolving Commitments III and Revolving Commitments IV shall terminate on the Revolving Loan Maturity Date III/IV and (iii)";

(II) in paragraph (b) thereof, (x) changing the reference to "and (ii)" to read ", (ii) the Borrower shall not voluntarily reduce or terminate the Revolving Commitments I or Revolving Commitments IV at any time when the Adjusted Total Revolving Commitment exceeds zero, (iii) the Borrower shall not voluntarily reduce or terminate the Revolving Commitments I or Revolving Commitments IV if after giving effect to any concurrent prepayment of Revolving Loans I or Revolving Loans IV, as the case may be, in accordance with Section 2.10 the aggregate principal amount of the Revolving Loans I or Revolving Loans IV, as the case may be, would exceed the aggregate Revolving Commitments I or aggregate Revolving Commitments IV, as the case may be, (iv) the Borrower shall not reduce the Revolving Commitments IV at any time prior to the Revolving Loan Maturity Date I/II and (v)"; and (y) adding the word "Adjusted" immediately prior to the references therein to "Total Revolving Commitment" and "Revolving Extensions of Credit"; (III) changing the last sentence of paragraph (c) in its entirety to read:

     "Each reduction of Revolving Commitments II and Revolving Commitments III pursuant to the foregoing provisions of this Section 2.09 shall be applied ratably among the Revolving Lenders II and Revolving Lenders III in accordance with their respective Revolving Commitment II or Revolving Commitment III, as the case may be, and each reduction of Revolving Commitment IV shall be applied ratably among the Revolving Lenders IV in accordance with their respective Revolving Commitments IV, with reductions to Revolving Commitments I, which may only be made when the Adjusted Total Revolving Commitment and the Revolving Commitments IV have been reduced to zero, to be applied ratably among the Revolving Lenders I in accordance with their respective Revolving Commitments I.";

and (IV) adding new paragraphs (e) and (f) to read:

          "(e) The Borrower may cause the Revolving Commitments III and/or Revolving Commitments IV to be increased, effective on the Revolving Loan Maturity Date I/II, by an aggregate amount up to, but not in excess of, the aggregate of Revolving Commitments I and Revolving Commitments II terminating on such date, with such additional Revolving Commitments III and Revolving Commitments IV to be provided by the Person or Persons specified by the Borrower to the Administrative Agent in writing, provided that (i) the Person or Persons providing the additional Revolving Commitments shall have executed an agreement reasonably satisfactory in form and substance to the Administrative Agent and the Borrower whereby such Person becomes a party to this Agreement with a Revolving Commitment III and/or Revolving Commitment IV as specified therein and (ii) if any Person so providing an additional Revolving Commitment was not theretofore a Revolving Lender, the Administrative Agent, the Issuing Bank and the Swingline Bank shall have consented to it becoming a Revolving Lender (such consent not to be unreasonably withheld). If any Revolving Commitments III and/or Revolving Commitments IV are created pursuant to this Section 2.09(e) the Borrower shall incur and repay Revolving Loans, to the extent necessary (in the opinion of the Administrative Agent), and in such amounts, that, after giving effect thereto, the outstanding Revolving Loans III or Revolving Loans IV, as the case may be, (including in each case any made on the Revolving Loan Maturity Date I/II to repay Revolving Loans I, Revolving Loans II and/or Increasing Rate Term Loans to the extent permitted by Section 3.16(a)) will have been made by all Revolving Lenders III or Revolving Lenders IV, as the case may be, pro rata on the basis of their respective Revolving Commitments III or Revolving Commitments IV, as the case may be.

          (f) In addition, the Revolving Commitments shall be reduced as provided in Section 2.11(f). All reductions of Revolving Commitments provided for in this Section 2.09(f) shall be made ratably among the Revolving Lenders in accordance with their respective Revolving Commitments so being reduced."

          (I) Section 2.10 of the Credit Agreement is amended by (a) changing the first reference therein to "Revolving Loans and Term Loans" to read "(i) Revolving Loans I, (ii) Revolving Loans II and Revolving Loans III together and
(iii) Revolving Loans IV, (iv) Term Loans I and Term Loans II together"; (b) inserting after the reference therein to "(iii)" the following:

     "prepayments pursuant to this Section 2.10 of Term Loans I and Term Loans II must be made ratably between Term Loans I and Term Loans II, provided that the actual payment date for each Class of Term Loans may vary so as to avoid costs under Section 2.16; (iv) no prepayment of Revolving Loans I or Revolving Loans IV (other than with Excess Proceeds) may be made pursuant to this Section 2.10 at any time when Revolving Loans II and/or Revolving Loans III are outstanding (after giving effect to any concurrent prepayment of such Loans); (v) no prepayment of Revolving Loans IV (other than with Excess Proceeds) may be made pursuant to this Section 2.10 at any time when Revolving Loans I are outstanding"

; and (c) inserting the phrase "due on such Term Loans" after the third reference to "installments" in the current clause (iv) thereof; and (d) changing the references to "(iv)" and "(v)" therein to read "(vii)" and "(viii)", respectively.

          (J) Section 2.11 of the Credit Agreement is amended by (i) in paragraph (a) thereof, (w) changing the first reference to "Revolving Loans" in each of the first and second sentences thereof to read "Revolving Loans II, Revolving Loans III", (x) changing the second reference to "Revolving Loans" in the first sentence thereof to read "Revolving Loans II and Revolving Loans III (ratably among them)", (y) inserting the word "Adjusted" immediately prior to each reference in said paragraph to "Total Revolving Commitment" and (z) adding a new sentence at the end thereof to read "If on any date the aggregate outstanding principal amount of all Revolving Loans IV (after giving effect to all other repayments thereof on such date) exceeds the aggregate Revolving Commitments IV on such date, the Borrower on such date shall repay Revolving Loans IV in an aggregate equal to such excess"; (ii) changing the phrase "(other than Permitted Debt Refinancing)" in paragraph (c) thereof to read "(other than Designated Indebtedness and/or Permitted Debt Refinancing)"; (iii) replacing all of paragraph (f) thereof beginning with the reference to "(C)" with the following:

     "(C) third, to repay Term Loans, Revolving Loans III and Revolving Loans IV pro rata (based on the principal amount of the Term Loans then outstanding, the aggregate Revolving Commitments III and the aggregate Revolving Commitments IV), provided that (I) (x) so long as any Revolving Commitments IV are in effect, the maximum amount otherwise payable in respect of Revolving Loans III pursuant to the foregoing provisions of this clause (C) will be applied to repay Revolving Loans IV to the extent of the Revolving Commitments IV then in effect (after giving effect to the reduction to Revolving Commitments IV pursuant to this clause (C) as a result of the application of such Net Cash Proceeds determined without giving effect to clause (I)(x)) and (y) the Revolving Commitments IV shall be reduced in the maximum amount by which Revolving Loans IV are required to be repaid pursuant to this Section 2.11(f) (assuming there were no unutilized Revolving Commitments IV) and (II) the Revolving Commitments III shall only be reduced in the amount by which Revolving Loans III are repaid pursuant to this Section 2.11(f) (after giving effect to clause (I) (x) above).

and ; (iv) in paragraph (h) thereof, (w) inserting after the reference therein to "Section 2.11" the phrase "(i)"; (x) changing the reference therein to "Term Loans" to read "Term Loans I"; (y) inserting after the reference therein to "each such repayment" the phrase ", together with each repayment required by clause (ii) below,"; and (z) adding at the end of such paragraph the following:

     "and (ii) on each date set forth below, the Borrower shall be required to repay that principal amount of Term Loans II, to the extent then outstanding, as is set forth opposite such date:

     Scheduled Repayment Date                              Amount
     ------------------------                           -------------

     June 30, 2003                                      .5% of Term Loans II

     Scheduled Repayment Date                              Amount
     ------------------------                           -------------

     December 30, 2003                                  .5% of Term Loans II

     June 30, 2004                                      .5% of Term Loans II

     December 30, 2004                                  .5% of Term Loans II

     June 30, 2005                                      .5% of Term Loans II

     December 30, 2005                                  .5% of Term Loans II

     April 1, 2006                                      Balance"

          (K) Section 2.12 of the Credit Agreement is amended by (i) changing the first reference in clause (b) thereof to "Revolving Commitment" to read "Revolving Commitment II or a Revolving Commitment III"; (ii) inserting the word "Adjusted" immediately prior to each reference in clause (b) thereof to "Total Revolving Commitment"; (iii) renumbering clause (d) as clause (e); and (iv) inserting a new clause (d) to read:

          "(d) The Borrower agrees to pay to the Administrative Agent on the Revolving Loan Maturity Date III/IV (or if earlier on the earlier of (i) the date on which the Loans have become due and payable or (ii) the date on which the Total Revolving Commitments have been terminated and all Obligations have been repaid) for the account of each Lender a fee equal to 2.00% of the sum of (x) its Revolving Commitments and (y) the aggregate outstanding principal amount of its Term Loans, in each case as of June 30, 2005."

          (L) Section 2.13 of the Credit Agreement is amended by (i) deleting the reference in clause (d) to "or Swingline Loans"; (ii) changing the reference in clause (d) to "Total Revolving Commitment" to read "the Revolving Commitment pursuant to which made and in the case of Swingline Loans, upon termination of the Total Revolving Commitment"; (iii) renumbering clause (e) as clause (f); and
(iv) adding a new clause (e) to read:

          "(e) In addition to the interest otherwise payable on the Loans pursuant to the foregoing provisions of this Section 2.13, interest ("PIK Interest") shall accrue on each Term Loan I outstanding on and/or after the Post-Extension Date until the date such Loan is repaid at the rate of 1.00% per annum, such interest to be compounded quarterly and to be due and payable on June 30, 2006 (or if earlier, the date on which the Term Loans I have become due and payable pursuant to Section 7 hereof)."

          (M) Section 3.16(a) of the Credit Agreement is amended by adding at the end of the second sentence thereof the following:

     "provided that Revolving Loans III and/or Revolving Loans IV may be incurred on the Revolving Loan Maturity Date I/II to repay outstanding Revolving Loans I, Revolving

     Loans II and/or Increasing Rate Term Loans only if (x) the requirements of
     Section 2.01(a) are satisfied and (y) after giving effect to such incurrence (and any concurrent incurrence of Revolving Loans III to repay Swingline Loans) the Borrower Liquidity Amount will be at least $50 million."

          (N) Section 6.02(f) of the Credit Agreement is amended by deleting the portion of such clause beginning with "(A)" and ending with "(B)" and inserting in lieu thereof the following:

     "(A) in respect of the Increasing Rate Term Loans outstanding in an aggregate principal amount not in excess of the aggregate principal amount thereof on the Post-Extension Date after giving effect to the conversion of Designated IRL Loans to Term Loans II and/or (B)".

          (O) Section 6.08(a) of the Credit Agreement is amended by adding after the reference therein to "Senior Notes" the phrase ", any Increasing Rate Term Loans (other than, prior to the Post-Extension Date, Designated IRL Loans and other than the repayment of Increasing Rate Term Loans at maturity on the Revolving Loan Maturity Date I/II)".

          2. On and as of the Post-Extension Date, all changes and consents under the Third Amendment and Restatement that were to become effective on, or required the occurrence of, the Specified Repayment Date (as defined in the Third Amendment and Restatement) shall be terminated and be of no further force or effect.

V.   Miscellaneous

          1. In order to induce the undersigned Lenders to enter into this Fifth Amendment and Restatement, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Fifth Amendment and Restatement Effective Date after giving effect to this Fifth Amendment and Restatement, (y) all of the representations and warranties contained in the Credit Agreement shall be true and correct in all material respects as of the Fifth Amendment and Restatement Effective Date after giving effect to this Fifth Amendment and Restatement, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment and Restatement Effective Date (unless such representations expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date) and (z) Schedule A attached hereto sets forth a true and complete list of all existing Indebtedness constituting borrowed money of the Borrower and its Subsidiaries in excess of $1,000,000 as of April 30, 2003 and intended to remain outstanding after such date.

          2. This Fifth Amendment and Restatement is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

          3. This Fifth Amendment and Restatement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

           4. THIS FIFTH AMENDMENT AND RESTATEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

           5. This Fifth Amendment and Restatement shall become effective on the date (the "Fifth Amendment and Restatement Effective Date") on which the Cut-Off Time occurs if each of the following conditions shall have been satisfied:

     (i) the Borrower, Lenders constituting the Required Lenders and (without duplication) Lenders holding at least 95% of the Revolving Commitments in effect immediately prior to the Fifth Amendment and Restatement Effective Date shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: Daniel M. Ford (facsimile number 212-354-8113);

     (ii) the Administrative Agent shall have received a letter (which shall be reasonably satisfactory to the Administrative Agent) from counsel to the Borrower describing each Consent Property and the reasons why such Consent Property cannot be mortgaged to the Collateral Agent for the benefit of the Lenders;

     (iii) the Borrower shall have paid to the Administrative Agent and the Lenders all reasonable fees, costs and expenses (including, without limitation, reasonable legal fees and expenses thereof) payable to the Administrative Agent and the Lenders to the extent then due, as evidenced by an invoice delivered to the Borrower no less than three Business Days prior to the Fifth Amendment and Restatement Effective Date; and

     (iv) the Fourth IRL Amendment shall have become effective in accordance with its terms.

Unless the Administrative Agent has received actual notice from any Lender that the conditions contained in clauses (iii) and/or (iv) above have not been satisfied, upon the satisfaction of the conditions described in clause (i) and
(ii) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the other conditions described above have been met, the Fifth Amendment and Restatement Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the other conditions had not been met (although the occurrence of the Fifth Amendment and Restatement Effective Date shall not release the Borrower from any liability for failure to satisfy one or more of the other conditions specified above).

           6. The Borrower shall (x) pay each Lender which executed and delivered a counterpart to this Fifth Amendment and Restatement on or prior to 8:00 P.M. (New York time) on May 29, 2003 (the "Cut-Off Time"), a non-refundable cash fee (the "Amendment Fee") in an amount equal to .125% of the sum of the outstanding principal amount of the Term Loans and of the Revolving Commitment of such Lender determined as of the Fifth Amendment and Restatement Effective Date, and (y) if the Extension Date occurs, each Revolving Lender which has executed and delivered a counterpart of this Fifth Amendment and Restatement prior to the Cut-Off Time, a non-refundable cash fee (the "Extension Fee") in an amount equal to .50% of its Revolving Commitment (determined on the Post-Extension Date), which fees shall be paid by the Borrower to the Administrative Agent for distribution to the Lenders not later than the second Business Day following the Fifth Amendment and Restatement Effective Date (in the case of the Amendment Fee) or the Post-Extension Date (in the case of the Extension Fee).

          7. From and after the Fifth Amendment and Restatement Effective Date all references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. Except as modified hereunder, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall continue in full force and effect.

                                    * * * * *

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fifth Amendment and Restatement to be duly executed and delivered as of the date first above written.

                                          WYNDHAM INTERNATIONAL, INC.,


                                          By____________________________________
                                            Title:


                                          JPMORGAN CHASE BANK
                                            Individually and as Administrative
                                            Agent,


                                          By____________________________________
                                            Title:


                                          J.P.MORGAN SECURITIES INC.
                                            as Lead Arranger and Book Manager



                                          By____________________________________
                                            Title:

                                        NAME OF LENDER


                                        By_____________________________


                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fifth Amendment and Restatement to be duly executed and delivered as of the date first above written.

                                   WYNDHAM INTERNATIONAL, INC.,


                                   By  /s/ ILLEGIBLE
                                       -----------------------------------------
                                       Title: executive Vice Present & CFO


                                   JPMORGAN CHASE BANK
                                      Individually and as Administrative
                                      Agent,


                                   By  _________________________________________
                                       Title:


                                   J.P.MORGAN SECURITIES INC.
                                      as Lead Arranger and Book Manager


                                   By  _________________________________________
                                       Title:


                                   NAME OF LENDER


                                   By  _________________________________________


          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fifth Amendment and Restatement to be duly executed and delivered as of the date first above written.

                                   WYNDHAM INTERNATIONAL, INC.,


                                   By  _________________________________________
                                       Title:

                                   JPMORGAN CHASE BANK
                                       Individually and as Administrative Agent,


                                   By  /s/ Illegible
                                       -----------------------------------------
                                       Title: Managing Director

                                   J.P. MORGAN SECURITIES INC. as Lead Arranger
                                       and Book Manager

                                   By  /s/ J. Matthew Lyness
                                       -----------------------------------------
                                       Name: J. MATTHEW LYNESS
                                       Title: Managing Director


                                   NAME OF LENDER
                                     LANDMARK CDO LIMITED
                                     By: Aladdin Asset Managment, LLC


                                   By  /s/ Neil Nay
                                       -----------------------------------------
                                       Name:  Neil Nay
                                       Title: Authorized Signatory 5/28/03

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT)

                                   Alliance Capital Management L.P., as
                                   Manager on behalf of ALLIANCE CAPITAL
                                   FUNDING, L.L.C., as Assignee

                                   By: ALLIANCE CAPITAL MANAGEMENT
                                       CORPORATION, General Partner of Alliance
                                       Capital Management L.P.


                                   By  /s/ Nantha K. Suppiah
                                       -----------------------------------------
                                       Name:  Nantha K. Suppiah
                                       Title: Assistant Vice President

                                   New Alliance Global CDO, Limited
                                   By: Alliance Capital Management L.P.,
                                   as Sub-advisor
                                   By: Alliance Capital Management
                                   Corporation, as General Partner

                                   By: /s/ Nantha K. Suppiah
                                       -----------------------------------------
                                       Name:  Nantha K. Suppiah
                                       Title: Assistant Vice President

                                   Monument Capital Ltd., as Assignee

                                   By: Alliance Capital Management L.P.,
                                   as Investment Manager


                                   By: Alliance Capital Management
                                   Corporation, as General Partner

                                       By: /s/ Nantha K. Suppiah
                                           -------------------------------------
                                       Name:  Nantha K. Suppiah
                                       Title: Assistant Vice President


                                   NAME OF LENDER

                                   AIMCO CDO Series 2000-A


                                   By  /s/ Illegible
                                       -----------------------------------------


                                   By: /s/ Illegible
                                       -----------------------------------------


                                   NAME OF LENDER

                                   AIMCO CLO SERIES 2001-A


                                   By  /s/ Illegible
                                       -----------------------------------------


                                   By: /s/ Illegible
                                       -----------------------------------------

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   NAME OF LENDER

                                   ALLSTATE LIFE INSURANCE COMPANY


                                   By  /s/ Illegible
                                       -----------------------------------------


                                   By: /s/ Illegible
                                       -----------------------------------------


                                   NAME OF LENDER

                                   AMMG CDO I, LIMITED
                                   By: American Money Management Corp.,
                                       as Collateral Manager


                                   By: /s/ David P. Meyer
                                       -----------------------------------------
                                       Name:  David P. Meyer
                                       Title: Vice President


                                   NAME OF LENDER:

                                   AG CAPITAL FUNDING PARTNERS, L.P.


                                   By: Angelo, Gordon & Co., L.P., as Investment
                                       Advisor

                                   By: /s/ John W. Fraser
                                       -----------------------------------------
                                       JOHN W. FRASER
                                       MANAGING DIRECTOR


                                   NAME OF LENDER:

                                   NORTHWOODS CAPITAL, LIMITED


                                   By: Angelo, Gordon & Co., L.P., as Collateral
                                       Manager

                                   By: /s/ John W. Fraser
                                       -----------------------------------------
                                       JOHN W. FRASER
                                       MANAGING DIRECTOR

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   NAME OF LENDER:

                                   NORTHWOODS CAPITAL II, LIMITED


                                   By: Angelo, Gordon & Co., L.P., as Collateral
                                       Manager

                                   By: /s/ John W. Fraser
                                       -----------------------------------------
                                       JOHN W. FRASER
                                       MANAGING DIRECTOR


                                   NAME OF LENDER:

                                   NORTHWOODS CAPITAL III, LIMITED


                                   By: Angelo, Gordon & Co., L.P., as Collateral
                                       Manager

                                   By: /s/ John W. Fraser
                                       -----------------------------------------
                                       JOHN W. FRASER
                                       MANAGING DIRECTOR

                                   NAME OF LENDER

                                   By  _________________________________________


ARES Leveraged Investment Fund, L.P.   Ares IV CLO Ltd.


By: Ares Management, L.P.              By: Ares CLO Management IV, L.P.,
Its: General Partner                       Investment Manager


                                       By: ARES CLO GP IV, LLC,
                                           Its Managing Member

By: /s/ Jeff Moore                     By: /s/ Jeff Moore
    -------------------------------        -------------------------------------
Name:  JEFF MOORE                      Name:  JEFF MOORE
Title: VICE PRESIDENT                  Title: VICE PRESIDENT


ARES Leveraged Investment Fund II,     ARES V CLO Ltd.
L.P.

By:  ARES Management II, L.P.          By: ARES CLO Management V, L.P.,
Its: General Partner                       Investment Manager


By: /s/ Jeff Moore                     By: ARES CLO GP V, LLC,
    -------------------------------        Its Managing Member
Name:  JEFF MOORE
Title: VICE PRESIDENT

                                       By: /s/ Jeff Moore
                                           -------------------------------------
                                       Name:  JEFF MOORE
                                       Title: VICE PRESIDENT

                                       Bank Leumi USA

                                       By  /s/ Joung Hee Hong
                                           -------------------------------------
                                           Joung Hee Hong
                                           Vice President

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   Bank Of America, N.A.

                                   By  /s/ Margaret J. Jackson
                                       -----------------------------------------
                                       Margaret J. Jackson
                                       Vice President


                                   NAME OF LENDER

                                   THE BANK OF NOVA SCOTIA


                                   By  /s/ M. Van Otterloo
                                       -----------------------------------------
                                       Maarty Van Otterloo
                                       MANAGING DIRECTOR


                                   VENTURE CDO 2002, LIMITED


                                   By its investment advisor, Barclays Capital
                                   Asset Management Limited,


                                   By its sub-advisor, Barclays Bank PLC,
                                   New York Branch


                                   By  /s/ Micheal G. Regal
                                       -----------------------------------------
                                       Micheal G. Regal
                                       Director


                                   BEAR STEARNS CORPORATE LENDING INC.


                                   By  /s/ Illegible
                                       -----------------------------------------

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   BEAR STEARNS INVESTMENT PRODUCTS INC.


                                   By: /s/ Victor Bulzacchelli
                                       -----------------------------------------
                                       Name:  VICTOR BULZACCHELLI
                                       Title: AUTHORIZED AGENT


                                   BEAR STEARNS & CO. INC.


                                   By: /s/ Victor Bulzacchelli
                                       -----------------------------------------
                                       Name:  VICTOR BULZACCHELLI
                                       Title: AUTHORIZED AGENT


                                   Gallatin Funding I Ltd.
                                   By: Bear Stearns Asset Management Inc.
                                   as its Collateral Manager


                                   By: /s/ Justin Driscoll
                                       -----------------------------------------
                                       Name:  Justin Driscoll
                                       Title: Managing Director


                                   Grayston CLO 2001-01 Ltd.
                                   By: Bear Stearns Asset Management Inc.
                                   as its Collateral Manager


                                   By  /s/ Justin Driscoll
                                       -----------------------------------------
                                       Name:  Justin Driscoll
                                       Title: Managing Director


                                   MAGNETITE ASSET INVESTORS, LLC


                                   MAGNETITE CBO II, LIMITED


                                   MAGNETITE ASSET INVESTORS III, LIMITED


                                   MAGNETITE IV CLO, LIMITED


                                   TITANIUM CBO I, LIMITED


                                   BLACKROCK SENIOR LOAN TRUST


                                   By  /s/ M. J. Williams
                                       -----------------------------------------
                                       Name:  M. J. Williams
                                       Title: Managing Director

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   LONG LANE MASTER TRUST II
                                   By Fleet National Bank as Trust
                                   Administrator, with respect to series
                                   Eclipse

                                   By  /s/ Renee Nadler
                                       -----------------------------------------
                                       Name:  RENEE NADLER
                                       Title: MANAGING DIRECTOR


                                   LONG LANE MASTER TRUST IV
                                   By: Fleet National Bank as Trust
                                   Administrator

                                   By  /s/ Roger Ackerman
                                       -----------------------------------------
                                       ROGER ACKERMAN
                                       DIRECTOR


                                   Carlyle High Yield Partners, L.P.

                                   NAME OF LENDER


                                   By  /s/ Linda Pace
                                       -----------------------------------------
                                       LINDA PACE
                                       PRINCIPAL


                                   Carlyle High Yield Partners II, Ltd.

                                   NAME OF LENDER


                                   By  /s/ Linda Pace
                                       -----------------------------------------
                                       LINDA PACE
                                       PRINCIPAL


                                   Carlyle High Yield Partners III, Ltd.

                                   NAME OF LENDER


                                   By  /s/ Linda Pace
                                       -----------------------------------------
                                       LINDA PACE
                                       PRINCIPAL

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   Carlyle High Yield Partners IV, Ltd.

                                   NAME OF LENDER


                                   By  /s/ Linda Pace
                                       -----------------------------------------
                                       LINDA PACE
                                       PRINCIPAL


                                   TORONTO DOMINION (NEW YORK), INC.


                                   By  /s/ Stacey Malek
                                       -----------------------------------------
                                       STACEY MALEK
                                       VICE PRESIDENT


                                   CAPTIVA FINANCE LTD.


                                   By: /s/ David Dyer
                                       -----------------------------------------
                                       Name:  David Dyer
                                       Title: Director


                                   ELT LTD.


                                   By  /s/ Diana M. Himes
                                       -----------------------------------------
                                       DIANA M. HIMES
                                       AUTHORIZED AGENT


                                   AURUM CLO 2002-1 LTD.

                                   NAME OF LENDER


                                   By: Columbia Management Advisors, Inc.
                                       (f/k/a Stein Roe & Farnham Incorporated),
                                       As Investment Manager


                                   By  /s/ Kathleen A. Zam
                                       -----------------------------------------
                                       Kathleen A. Zam
                                       Senior Vice President

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   STEIN ROE & FARNHAM CLO I LTD.

                                   NAME OF LENDER


                                   By: Columbia Management Advisors, Inc.
                                       (f/k/a Stein Roe & Farnham Incorporated),
                                       As Portfolio Manager


                                   By  /s/ Kathleen A. Zam
                                       -----------------------------------------
                                       Kathleen A. Zam
                                       Senior Vice President


                                   STEIN ROE FLOATING RATE
                                   LIMITED LIABILITY COMPANY

                                   NAME OF LENDER


                                   By: Columbia Management Advisors, Inc.
                                       (f/k/a Stein Roe & Farnham Incorporated),
                                       As Advisor


                                   By  /s/ Kathleen A. Zam
                                       -----------------------------------------
                                       Kathleen A. Zam
                                       Senior Vice President


                                   LIBERTY FLOATING RATE
                                   ADVANTAGE FUND

                                   NAME OF LENDER


                                   By: Columbia Management Advisors, Inc.
                                       (f/k/a Stein Roe & Farnham Incorporated),
                                       As Advisor


                                   By  /s/ Kathleen A. Zam
                                       -----------------------------------------
                                       Kathleen A. Zam
                                       Senior Vice President

                                   SRF TRADING, INC.


                                   By  /s/ Diana M. Himes
                                       -----------------------------------------
                                       DIANA M. HIMES
                                       ASSISTANT VICE PRESIDENT

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   SRF 2000 LLC


                                   By  /s/ Diana M. Himes
                                       -----------------------------------------
                                       DIANA M. HIMES
                                       ASSISTANT VICE PRESIDENT


                                   JUPITER FUNDING TRUST


                                   By  /s/ Diana M. Himes
                                       -----------------------------------------
                                       DIANA M. HIMES
                                       AUTHORIZED AGENT


                                   NAME OF LENDER

                                   Illegible

                                   By: /s/ Illegible
                                       -----------------------------------------
                                   By: /s/ Illegible


                                   By  /s/ Illegible
                                       -----------------------------------------
                                       Illegible

                                   NAME OF LENDER


                                   By  /s/ Illegible
                                       -----------------------------------------
                                       Illegible
                                       Senior Vice President


                                   CREDIT SUISSE FIRST BOSTON


                                   By  /s/ Robert Healey
                                       -----------------------------------------
                                       Robert Healey
                                       Director

                                       /s/ Leigh Dworkin
                                       -----------------------------------------
                                       LEIGH DWORKIN
                                       ASSISTANT VICE PRESIDENT


                                   First Dominion Funding I


                                   By  /s/ David H. Lerner
                                       -----------------------------------------
                                       DAVID H. LERNER
                                       AUTHORIZED SIGNATORY

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   First Dominion Funding II


                                   By  /s/ David H. Lerner
                                       -----------------------------------------
                                       DAVID H. LERNER
                                       AUTHORIZED SIGNATORY


                                   First Dominion Funding III


                                   By  /s/ David H. Lerner
                                       -----------------------------------------
                                       DAVID H. LERNER
                                       AUTHORIZED SIGNATORY


                                   CSAM Funding I

                                   By  /s/ David H. Lerner
                                       -----------------------------------------
                                       DAVID H. LERNER
                                       AUTHORIZED SIGNATORY


                                   CSAM Funding II

                                   By  /s/ David H. Lerner
                                       -----------------------------------------
                                       DAVID H. LERNER
                                       AUTHORIZED SIGNATORY


                                   Atrium CDO

                                   By  /s/ David H. Lerner
                                       -----------------------------------------
                                       DAVID H. LERNER
                                       AUTHORIZED SIGNATORY


                                   DEUTSCHE BANK TRUST COMPANY AMERICAS


                                   By  /s/ George R. Reynolds
                                       -----------------------------------------
                                       George R. Reynolds
                                       Vice President


                                   C.M. LIFE INSURANCE COMPANY
                                   By: David L. Babson & Company Inc. as
                                       Investment Sub-Adviser

                                   By  /s/ John B. Wheeler
                                       -----------------------------------------
                                       John B. Wheeler
                                       Managing Director

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   ELC (CAYMAN) LTD. CDO SERIES 1999-I
                                   By: David L. Babson & Company Inc. as
                                       Collateral Manager

                                   By  /s/ John B. Wheeler
                                       -----------------------------------------
                                       John B. Wheeler
                                       Managing Director


                                   ELC (CAYMAN) LTD. 1999-III
                                   By: David L. Babson & Company Inc. as
                                       Collateral Manager

                                   By  /s/ John B. Wheeler
                                       -----------------------------------------
                                       John B. Wheeler
                                       Managing Director


                                   ELC (CAYMAN) LTD. 1999-II
                                   By: David L. Babson & Company Inc. as
                                       Collateral Manager

                                   By  /s/ John B. Wheeler
                                       -----------------------------------------
                                       John B. Wheeler
                                       Managing Director


                                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                                   By: David L. Babson & Company Inc. as
                                       Investment Adviser

                                   By  /s/ John B. Wheeler
                                       -----------------------------------------
                                       John B. Wheeler
                                       Managing Director


                                   PERSEUS CDO I, LIMITED
                                   By: David L. Babson & Company Inc. under
                                       delegated authority from Massachusetts
                                       Mutual Life Insurance Company as
                                       Portfolio Manager

                                   By  /s/ John B. Wheeler
                                       -----------------------------------------
                                       John B. Wheeler
                                       Managing Director


                                   SIMSBURY CLO, LIMITED


                                   By: David L. Babson & Company Inc. under
                                       delegated authority from Massachusetts
                                       Mutual Life Insurance Company as
                                       Collateral Manager

                                   By  /s/ John B. Wheeler
                                       -----------------------------------------
                                       John B. Wheeler
                                       Managing Director

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   TRYON CLO LTD. 2000-I


                                   By: David L. Babson & Company Inc. as
                                       Collateral Manager

                                   By  /s/ John B. Wheeler
                                       -----------------------------------------
                                       John B. Wheeler
                                       Managing Director


                                   MASSMUTUAL HIGH YIELD PARTNERS II LLC


                                   By: HYP Management, Inc. as Managing Member


                                   By  /s/ John B. Wheeler
                                       -----------------------------------------
                                       John B. Wheeler
                                       Managing Director


                                   SENIOR DEBT PORTFOLIO


                                   By: Boston Management and Research
                                       as Investment Advisor

                                   By  /s/ Payson F. Swaffield
                                       -----------------------------------------
                                       PAYSON F. SWAFFIELD
                                       VICE PRESIDENT


                                   EATON VANCE SENIOR INCOME TRUST


                                   By: EATON VANCE MANAGEMENT AS
                                       INVESTMENT ADVISOR


                                   By  /s/ Payson F. Swaffield
                                       -----------------------------------------
                                       PAYSON F. SWAFFIELD
                                       VICE PRESIDENT


                                   EATON VANCE INSTITUTIONAL SENIOR LOAN FUND


                                   By: EATON VANCE MANAGEMENT AS INVESTMENT
                                       ADVISOR

                                   By  /s/ Payson F. Swaffield
                                       -----------------------------------------
                                       PAYSON F. SWAFFIELD
                                       VICE PRESIDENT

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   EATON VANCE CDO III, LTD.


                                   BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                       ADVISOR

                                   By  /s/ Payson F. Swaffield
                                       -----------------------------------------
                                       PAYSON F. SWAFFIELD
                                       VICE PRESIDENT


                                   EATON VANCE CDO IV, LTD.


                                   BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                       ADVISOR

                                   By  /s/ Payson F. Swaffield
                                       -----------------------------------------
                                       PAYSON F. SWAFFIELD
                                       VICE PRESIDENT


                                   COSTANTINUS EATON VANCE CDO V, LTD.


                                   BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                       ADVISOR

                                   By  /s/ Payson F. Swaffield
                                       -----------------------------------------
                                       PAYSON F. SWAFFIELD
                                       VICE PRESIDENT


                                   GRAYSON & CO


                                   BY: BOSTON MANAGEMENT AND RESEARCH
                                       AS INVESTMENT ADVISOR


                                   By  /s/ Payson F. Swaffield
                                       -----------------------------------------
                                       PAYSON F. SWAFFIELD
                                       VICE PRESIDENT


                                   Fidelity Fixed-Income Trust: Fidelity
                                   High Income Fund

                                   By  /s/ John H. Costello
                                       -----------------------------------------
                                       John H. Costello
                                       Assistant Treasurer

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   Fidelity Advisor Series II: Fidelity Advisor
                                   High Income Fund

                                   By  /s/ John H. Costello
                                       -----------------------------------------
                                       John H. Costello
                                       Assistant Treasurer


                                   BALLYROCK CDO I Limited


                                   By: BALLYROCK Investment Advisors LLC,
                                       as Collateral Manager


                                   By  /s/ Lisa Rymut
                                       -------------------------------------
                                       Lisa Rymut
                                       Assistant Treasurer


                                   Fidelity Advisor Series II:
                                   Fidelity Advisor High Income Advantage


                                   By  /s/ John H. Costello
                                       -------------------------------------
                                       John H. Costello
                                       Assistant Treasurer


                                   Commonwealth of Massachusetts Pension
                                   Reserves Investment Management Board

                                   By: Fidelity Management Trust Company, as
                                       Investment Manager, under Power of
                                       Attorney

                                   By  /s/ John P. O' Reilly, Jr.
                                       -----------------------------------------
                                       John P. O' Reilly, Jr.
                                       Executive Vice President


                                   Pension Investment Committee of General
                                   Motors for General Motors Employees Domestic
                                   Group Pension Trust

                                   By: Fidelity Management Trust Company, as
                                       Investment Manager, under Power of
                                       Attorney

                                   By  /s/ John P. O' Reilly, Jr.
                                       -----------------------------------------
                                       John P. O' Reilly, Jr.
                                       Executive Vice President

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   NAME OF LENDER

                                   FLEET NATIONAL BANK


                                   By  /s/ Amy S. Cioci
                                       -----------------------------------------
                                       Amy S. Cioci
                                       Authorized Officer


                                   Franklin Floating Rate Trust

                                   NAME OF LENDER


                                   By  /s/ Richard D'Addario
                                       -----------------------------------------
                                       Richard D'Addario
                                       Vice President


                                   Franklin CLO II, Limited

                                   NAME OF LENDER


                                   By  /s/ Richard D'Addario
                                       -----------------------------------------
                                       Richard D'Addario
                                       Senior Vice President


                                   Franklin CLO III, Limited

                                   NAME OF LENDER


                                   By  /s/ Richard D'Addario
                                       -----------------------------------------
                                       Richard D'Addario
                                       Senior Vice President


                                   KZH PONDVIEW LLC


                                   By  /s/ Dorian Herrera
                                       -----------------------------------------
                                       DORIAN HERRERA
                                       AUTHORIZED AGENT

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   KZH WATERSIDE LLC


                                   By  /s/ Dorian Herrera
                                       -----------------------------------------
                                       DORIAN HERRERA
                                       AUTHORIZED AGENT


                                   GOLDMAN SACHS CREDIT PARTNERS L.P.


                                   By  /s/ Albert Dombrowski
                                       -----------------------------------------
                                       Albert Dombrowski
                                       Authorized Signatory


                                   SRV-HIGHLAND, INC


                                   By  /s/ Diana M. Himes
                                       -----------------------------------------
                                       DIANA M. HIMES
                                       ASSISTANT VICE PRESIDENT


                                   Restoration Funding CLO, Ltd.


                                   By: Highland Capital Management, L.P.
                                       As Collateral Manager


                                   By  /s/ Illegible
                                       -----------------------------------------


                                   Highland Legacy Limited

                                   By: Highland Capital Management, L.P.
                                       As Collateral Manager


                                   By  /s/ Illegible
                                       -----------------------------------------


                                   Highland Loan Funding V, Ltd.


                                   By: Highland Capital Management, L.P.
                                       As Collateral Manager


                                   By  /s/ Illegible
                                       -----------------------------------------


                                   Pamco Cayman, Ltd.


                                   By: Highland Capital Management, L.P.
                                       As Collateral Manager


                                   By  /s/ Illegible
                                       -----------------------------------------

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   Pam Capital Funding, Ltd.


                                   By: Highland Capital Management, L.P.
                                       As Collateral Manager


                                   By  /s/ Illegible
                                       -----------------------------------------



                                   ELF FUNDING TRUST I


                                   By: Highland Capital Management, L.P.
                                       As Collateral Manager


                                   By  /s/ Illegible
                                       -----------------------------------------


                                   ML CBO IV (Cayman), Ltd.


                                   By: Highland Capital Management, L.P.

                                       As Collateral Manager


                                   By  /s/ Illegible
                                       -----------------------------------------


                                   Highland Offshore Partners, L.P.


                                   By: Highland Capital Management, L.P.

                                       As General Partner


                                   By  /s/ Illegible
                                       -----------------------------------------


                                   California Public Employees' Retirement
                                   System

                      By: Highland Capital Management, L.P.

                      As Authorized Representatives of the
                                      Board

                                   By  /s/ Illegible
                                       -----------------------------------------

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   KZH HIGHLAND-2 LLC


                                   By  /s/ Dorian Herrera
                                       -----------------------------------------
                                       DORIAN HERRERA
                                       AUTHORIZED AGENT


                                   KZH PAMCO LLC


                                   By  /s/ Dorian Herrera
                                       -----------------------------------------
                                       DORIAN HERRERA
                                       AUTHORIZED AGENT


                                   EMERALD ORCHARD LIMITED


                                   By  /s/ Stacey Malek
                                       -----------------------------------------
                                       STACEY MALEK
                                       ATTORNEY IN FACT


                                   NAME OF LENDER

                                   Pacifica Partners LLP


                                   By: Imperial Credit Asset Management as its
                                       Investment Manager

                                   By  /s/ Dean K. Kawai
                                       -----------------------------------------
                                       DEAN K. KAWAI
                                       Vice President


                                   _____________________________________________
                                   INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                   By: Indosuez Capital as Portfolio Advisor

                                   By: /s/ Charles Kobayashi
                                       -----------------------------------------
                                       Name:  Charles Kobayashi
                                       Title: Principal and Portfolio Manager

_______________________
INDOSUEZ CAPITAL FUNDING           INDOSUEZ CAPITAL FUNDING III, LIMITED
VI, LIMITED

By: Indosuez Capital as            By: Indosuez Capital as Portfolio Advisor
    Collateral Manager

By: /s/ Charles Kobayashi          By: /s/ Charles Kobayashi
    ----------------------------       -----------------------------------------
    Name:  Charles Kobayashi           Name: Charles Kobayashi
    Title: Principal and               Title: Principal and Portfolio Manager
           Portfolio Manager


                                   RIVIERA FUNDING LLC


                                   By  /s/ Diana M. Himes
                                       -----------------------------------------
                                       DIANA M. HIMES
                                       ASSISTANT VICE PRESIDENT

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   ARCHIMEDES FUNDING LLC.

                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager

                                   BY: /s/ Jane Musser Nelson
                                       -----------------------------------------
                                       Name:  Jane Musser Nelson
                                       Title: Managing Director

                                   ARCHIMEDES FUNDING II, LTD.


                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager

                                   BY: /s/ Jane Musser Nelson
                                       -----------------------------------------
                                       Name:  Jane Musser Nelson
                                       Title: Managing Director

                                   ARCHIMEDES FUNDING III, LTD.

                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager

                                   BY: /s/ Jane Musser Nelson
                                       -----------------------------------------
                                       Name:  Jane Musser Nelson
                                       Title: Managing Director

                                   ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager

                                   BY: /s/ Jane Musser Nelson
                                       -----------------------------------------
                                       Name:  Jane Musser Nelson
                                       Title: Managing Director

                                   ENDURANCE CLO I, LTD.

                                   c/o: ING Capital Advisors LLC,
                                        as Collateral Manager


                                   BY: /s/ Jane Musser Nelson
                                       -----------------------------------------
                                       Name:  Jane Musser Nelson
                                       Title: Managing Director

                                   SEQUILS-ING I (HBDGM), LTD.

                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager

                                   BY: /s/ Jane Musser Nelson
                                       -----------------------------------------
                                       Name:  Jane Musser Nelson
                                       Title: Managing Director

                                   BALANCED HIGH-YEILD FUND II, LTD.


                                   BY: ING Capital Advisors LLC,
                                       as Asset Manager

                                   BY: /s/ Jane Musser Nelson
                                       -----------------------------------------
                                       Name:  Jane Musser Nelson
                                       Title: Managing Director

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   ORYX CLO, LTD.


                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager

                                   BY: /s/ Jane Musser Nelson
                                       -----------------------------------------
                                       Name:  Jane Musser Nelson
                                       Title: Managing Director


                                   THE ING CAPITAL SENIOR SECURED HIGH
                                   INCOME HOLDINGS FUND, LTD.


                                   BY: ING Capital Advisors LLC,
                                       as Investment Manager

                                   BY: /s/ Jane Musser Nelson
                                       -----------------------------------------
                                       Name:  Jane Musser Nelson
                                       Title: Managing Director


                                   ING PRIME RATE TRUST


                                   By: ING Investments, LLC
                                       as its investment manager


                                   By: /s/ Jason Groom
                                       -----------------------------------------
                                       Name:  JASON GROOM
                                       Title: VICE PRESIDENT


                                   ING SENIOR INCOME FUND

                                   By: ING Investments, LLC
                                       as its investment manager


                                   By: /s/ Jason Groom
                                       -----------------------------------------
                                       Name:  JASON GROOM
                                       Title: VICE PRESIDENT


                                   ML CLO XX PILGRIM AMERICA
                                   (CAYMAN) LTD,


                                   By: ING Investments, LLC
                                       as Its investment Manager

                                   By: /s/ Jason Groom
                                       -----------------------------------------
                                       Name:  JASON GROOM
                                       Title: VICE PRESIDENT

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   ML CLO XV PILGRIM AMERICA
                                   (CAYMAN) LTD,

                                   By: ING Investments, LLC
                                       as Its investment Manager

                                   By: /s/ Jason Groom
                                       -----------------------------------------
                                       Name:  JASON GROOM
                                       Title: VICE PRESIDENT

                                   ML CLO XII PILGRIM AMERICA
                                   (CAYMAN) LTD,


                                   By: ING Investments, LLC
                                       as Its investment Manager

                                   By: /s/ Jason Groom
                                       -----------------------------------------
                                       Name:  JASON GROOM
                                       Title: VICE PRESIDENT


                                   SEQUILS - PILGRIM I. LTD


                                   By: ING Investments, LLC
                                       as its investment manager


                                   By: /s/ Jason Groom
                                       -----------------------------------------
                                       Name:  JASON GROOM
                                       Title: VICE PRESIDENT


                                   PILGRIM CLO 1999-1 LTD.


                                   By: ING Investments, LLC
                                       as its investment manager


                                   By: /s/ Jason Groom
                                       -----------------------------------------
                                       Name:  JASON GROOM
                                       Title: VICE PRESIDENT

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD,


                                   By: ING Investments, LLC
                                       as its investment manager


                                   By: /s/ Jason Groom
                                       -----------------------------------------
                                       Name:  JASON GROOM
                                       Title: VICE PRESIDENT


                                   KZH ING-3 LLC


                                   By  /s/ Dorian Herrera
                                       -----------------------------------------
                                       DORIAN HERRERA
                                       AUTHORIZED AGENT


                                   AERIES FINANCE-II LTD.


                                   By: INVESCO Senior Secured Management, Inc.
                                       An Sub-Managing Agent


                                   By  /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Anne M. McCarthy
                                       Authorized Signatory

                                   AMARA-I FINANCE, LTD.


                                   By: INVESCO Senior Secured Management, Inc.
                                       As Financial Manager


                                   By  /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Anne M. McCarthy
                                       Authorized Signatory

                                   AMARA 2 FINANCE, LTD.


                                   By: INVESCO Senior Secured Management, Inc.
                                       As Financial Manager


                                   By  /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Anne M. McCarthy
                                       Authorized Signatory

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   AVALON CAPITAL LTD.


                                   By: INVESCO Senior Secured Management, Inc.
                                       As Portfolio Advisor


                                   By  /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Anne M. McCarthy
                                       Authorized Signatory

                                   AVALON CAPITAL LTD. 2


                                   By: INVESCO Senior Secured Management, Inc.
                                       As Portfolio Advisor


                                   By  /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Anne M. McCarthy
                                       Authorized Signatory

                                   CERES II FINANCE LTD.


                                   By: INVESCO Senior Secured Management, Inc.
                                       As Sub-Managing Agent (Financial)


                                   By  /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Anne M. McCarthy
                                       Authorized Signatory

                                   DIVERSIFIED CREDIT PORTFOLIO LTD.


                                   By: INVESCO Senior Secured Management, Inc.
                                       as Investment Adviser


                                   By  /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Anne M. McCarthy
                                       Authorized Signatory

                                   AIM FLOATING RATE FUND


                                   By: INVESCO Senior Secured Management, Inc.
                                       As Attorney in fact


                                   By  /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Anne M. McCarthy
                                       Authorized Signatory

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   SEQUILS-LIBERTY, LTD.


                                   By: INVESCO Senior Secured Management, Inc.
                                       As Collateral Manager


                                   By  /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Anne M. McCarthy
                                       Authorized Signatory

                                   SARATOGA CLO I, LIMITED


                                   By: INVESCO Senior Secured Management, Inc.
                                       As Asset Manager


                                   By  /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Anne M. McCarthy
                                       Authorized Signatory

                                   TRITON CBO III, LIMITED


                                   By: INVESCO Senior Secured Management, Inc.
                                       As Investment Advisor


                                   By  /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Anne M. McCarthy
                                       Authorized Signatory

                                   CERES FINANCE LTD.


                                   By: INVESCO Senior Secured Management, Inc.
                                       As Sub-Managing Agent


                                   By  /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Anne M. McCarthy
                                       Authorized Signatory

                                   OASIS COLLATERALIZED HIGH INCOME
                                   PORTFOLIOS-1, LTD.


                                   By: INVESCO Senior Secured Management, Inc.
                                       As Subadvisor


                                   By  /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Anne M. McCarthy
                                       Authorized Signatory

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   CHARTER VIEW PORTFOLIO


                                   By: INVESCO Senior Secured Management, Inc.
                                       As Investment Advisor


                                   By  /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Anne M. McCarthy
                                       Authorized Signatory

                                   INVESCO CBO 2000-1 LTD.


                                   By: INVESCO Senior Secured Management, Inc.
                                       As Portfolio Advisor


                                   By  /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Anne M. McCarthy
                                       Authorized Signatory

                                   INVESCO EUROPEAN CDO I S.A.


                                   By: INVESCO Senior Secured Management, Inc.
                                       As Collateral Manager


                                   By  /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Anne M. McCarthy
                                       Authorized Signatory

                                   STRATA FUNDING LTD.


                                   By: INVESCO Senior Secured Management, Inc.
                                       As Sub-Managing Agent


                                   By  /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Anne M. McCarthy
                                       Authorized Signatory

                                   NAME OF LENDER: KATONAH II, LTD.


                                   By  /s/ Ralph Della Rocca
                                       -----------------------------------------
                                       RALPH DELLA ROCCA
                                       Authorized Officer
                                       Katonah Capital, L.L.C.
                                       As Manager

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   NAME OF LENDER: KATONAH III, LTD.


                                   By  /s/ Ralph Della Rocca
                                       -----------------------------------------
                                       RALPH DELLA ROCCA
                                       Authorized Officer
                                       Katonah Capital, L.L.C.
                                       As Manager

                                   NAME OF LENDER

                                   MASTER SENIOR FLOATING RATE TRUST


                                   By: /s/ Daniel Luchansky
                                       -----------------------------------------
                                       Daniel Luchansky
                                       Authorized Signatory

                                   NAME OF LENDER

                                   MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                   INCOME STRATEGIES PORTFOLIO


                                   By: Merrill Lynch Investment Managers, L.P.
                                       as Investment Advisor


                                   By: /s/ Daniel Luchansky
                                       -----------------------------------------
                                       Daniel Luchansky
                                       Authorized Signatory

                                   NAME OF LENDER

                                   DEBT STRATEGIES FUND, INC.


                                   By: /s/ Daniel Luchansky
                                       -----------------------------------------
                                       Daniel Luchansky
                                       Authorized Signatory

                                   NAME OF LENDER

                                   SENIOR HIGH INCOME PORTFOLIO, INC.


                                   By: /s/ Daniel Luchansky
                                       -----------------------------------------
                                       Daniel Luchansky
                                       Authorized Signatory

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   NAME OF LENDER

                                   MERRILL LYNCH PRIME RATE PORTFOLIO


                                   By: Merrill Lynch Investment Managers, L.P.
                                       as Investment Advisor


                                   By: /s/ Daniel Luchansky
                                       -----------------------------------------
                                       Daniel Luchansky
                                       Authorized Signatory

                                   MERRIL LYNCH, PIERCE, FENNER
                                   & SMITH INCORPORATED


                                   By  /s/ Kevin Lydon
                                       -----------------------------------------
                                       KEVIN LYDON
                                       MANAGING DIRECTOR


                                   NAME OF LENDER

                                   Morgan Stanley Prime Income Trust

                                   By  /s/ Sheila A. Finnerty
                                       -----------------------------------------
                                       Sheila A. Finnerty
                                       Executive Director

                                   NAME OF LENDER


                                   By  _________________________________________

                                   OAK HILL CREDIT PARTNERS I, LIMITED


                                   By: Oak Hill CLO Management I, LLC
                                       as Investment Manager

                                   By: /s/ Scott D. Krase
                                       -----------------------------------------
                                       Name:  SCOTT D. KRASE
                                       Title: Authorized Signatory

                                   NAME OF LENDER


                                   By  _________________________________________

                                   OAK HILL SECURITIES FUND II, L.P.


                                   By: Oak Hill Securities GenPar II, L.P.
                                       its General Partners


                                   By: Oak Hill Securities, MGB, II, Inc.,
                                       its General Partner


                                   By: /s/ Scott D. Krase
                                       -----------------------------------------
                                       Name:  SCOTT D. KRASE
                                       Title: Authorized Signatory

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   NAME OF LENDER


                                   By  _________________________________________


                                   OAK HILL SECURITIES FUND, L.P.


                                   By: Oak Hill Securities GenPar, L.P.
                                       Its General Partner


                                   By: Oak Hill Securities MGR Inc.,
                                       Its General Partner


                                   By: /s/ Scott D. Krase
                                       -----------------------------------------
                                       Name:  SCOTT D. KRASE
                                       Title: Authorized Signatory

                                   NAME OF LENDER


                                   OCTAGON INVESTMENT PARTNERS III, LTD.


                                   By: Octagon Credit Investors, LLC
                                       as Portfolio Manager

                                   By  /s/ Andrew D. Gordon
                                       -----------------------------------------
                                       Andrew D. Gordon
                                       Portfolio Manager

                                   NAME OF LENDER


                                   OCTAGON INVESTMENT PARTNERS IV, LTD.


                                   By: Octagon Credit Investors, LLC
                                       as collateral manager


                                   By  /s/ Andrew D. Gordon
                                       -----------------------------------------
                                       Andrew D. Gordon
                                       Portfolio Manager

                                   HARBOUR TOWN FUNDING LLC


                                   By  /s/ Diana M. Himes
                                       -----------------------------------------
                                       DIANA M. HIMES
                                       ASSISTANT VICE PRESIDENT

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   Dryden Leveraged Loan CDO 2002 II


                                   By: Prudential Investment Management, Inc.,
                                       as Collateral Manager


                                   By  /s/ B. Ross Smead
                                       -----------------------------------------
                                       B. Ross Smead
                                       Vice President

                                   Dryden III - Leveraged Loan CDO 2002


                                   By: Prudential Investment Management, Inc.,
                                       as Collateral Manager


                                   By  /s/ B. Ross Smead
                                       -----------------------------------------
                                       B. Ross Smead
                                       Vice President

                                   NAME OF LENDER
                                   ---------------------------------------------


                                   Smoky River CDO, L.P.,

                                   By  RBC Leveraged Capital
                                       as Portfolio Advisor

                                   By: /s/ Melissa Marano
                                       -----------------------------------------
                                       Name:  Melissa Marano
                                       Title: Partner


                                   Galaxy CLO 1999-1, Ltd.

                                   By  /s/ John G. Lapham, III
                                       -----------------------------------------
                                       John G. Lapham, III
                                       Authorized Agent


                                   SunAmerica Life Insurance Company

                                   By  /s/ John G. Lapham, III
                                       -----------------------------------------
                                       John G. Lapham, III
                                       Authorized Agent


                                   Sankaty Advisors, Inc., as Collateral Manager for Brant Point CBO 1999-1 LTD., as Term Lender


                                   By  /s/ Diane J. Exter
                                       -----------------------------------------
                                       DIANE J. EXTER
                                       MANAGING DIRECTOR
                                       PORTFOLIO MANAGER

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   Sankaty Advisors, LLC, as Collateral
                                   Manager for Brant Point II CBO
                                   2000-1 LTD., as Term Lender

                                   By  /s/ Diane J. Exter
                                       -----------------------------------------
                                       DIANE J. EXTER
                                       MANAGING DIRECTOR
                                       PORTFOLIO MANAGER


                                   Sankaty Advisors, LLC as Collateral
                                   Manager for Castle Hill I - INGOTS, Ltd., as Term Lender


                                   By  /s/ Diane J. Exter
                                       -----------------------------------------
                                       DIANE J. EXTER
                                       MANAGING DIRECTOR
                                       PORTFOLIO MANAGER


                                   Sankaty Advisors, LLC as Collateral
                                   Manager for Castle Hill II - INGOTS, Ltd., as Term Lender


                                   By  /s/ Diane J. Exter
                                       -----------------------------------------
                                       DIANE J. EXTER
                                       MANAGING DIRECTOR
                                       PORTFOLIO MANAGER


                                   Sankaty Advisors, Inc. as Collateral
                                   Manager for Great Point CBO 1998-I LTD., as Term Lender


                                   By  /s/ Diane J. Exter
                                       -----------------------------------------
                                       DIANE J. EXTER
                                       MANAGING DIRECTOR
                                       PORTFOLIO MANAGER


                                   Sankaty Advisors, LLC as Collateral
                                   Manager for Great Point CLO 1999-I LTD., as Term Lender


                                   By  /s/ Diane J. Exter
                                       -----------------------------------------
                                       DIANE J. EXTER
                                       MANAGING DIRECTOR
                                       PORTFOLIO MANAGER

                          [SIGNATURE PAGE TO THE FTFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   Sankaty Advisors, LLC as Collateral
                                   Manager for Race Point CLO, Limited,
                                   as Term Lender

                                   By  /s/ Diane J. Exter
                                       -----------------------------------------
                                       DIANE J. EXTER
                                       MANAGING DIRECTOR
                                       PORTFOLIO MANAGER


                                   Sankaty High Yield Partners III, L.P.


                                   By  /s/ Diane J. Exter
                                       -----------------------------------------
                                       DIANE J. EXTER
                                       MANAGING DIRECTOR
                                       PORTFOLIO MANAGER


                                   Sankaty Credit Opportunities, L.P.


                                   By  /s/ Diane J. Exter
                                       -----------------------------------------
                                       DIANE J. EXTER
                                       MANAGING DIRECTOR
                                       PORTFOLIO MANAGER


                                   HARBOUR TOWN FUNDING TRUST


                                   By  /s/ Diana M. Himes
                                       -----------------------------------------
                                       DIANA M. HIMES
                                       AUTHORIZED AGENT


                                   NAME OF LENDER


                                   By  /s/ Thomas K. Day
                                       -----------------------------------------
                                       Thomas K. Day
                                       Managing Director

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   Name of Lender:

                                   The Siam Commercial Bank PCL, Singapore
                                   Branch

                                   By: /s/ Nattapong Samit-Ampaipisarn
                                       -----------------------------------------
                                       Name:  Nattapong Samit-Ampaipisarn
                                       Title: SVP & General Manager

                                   By: /s/ Ronald Tay
                                       -----------------------------------------
                                       Name:  Ronald Tay

                                       Title: Head of Corporate & Institutional
                                              Banking

                                   Stanfield/RMF Transatlantic CDO Ltd.

                                   By: Stanfield Capital Partners LLC
                                       as its Collateral Manager

                                   By  /s/ Christopher E. Jansen
                                       -----------------------------------------
                                       Christopher E. Jansen
                                       Managing Partner

                           Stanfield Quattro CLO, Ltd.

                                   By: Stanfield Capital Partners LLC
                                       As its Collateral Manager

                                   By  /s/ Christopher E. Jansen
                                       -----------------------------------------
                                       Christopher E. Jansen
                                       Managing Partner

                                   Windsor Loan Funding, Limited

                                   By: Stanfield Capital Partners LLC
                                       as its Investment Manager

                                   By  /s/ Christopher E. Jansen
                                       -----------------------------------------
                                       Christopher E. Jansen
                                       Managing Partner

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   Stanfield CLO Ltd.


                                   By: Stanfield Capital Partners LLC
                                       as its Collateral Manager

                                   By  /s/ Christopher E. Jansen
                                       -----------------------------------------
                                       Christopher E. Jansen
                                       Managing Partner

                                   SunAmerica Senior Floating Rate
                                   Fund Inc.

                                   By: Stanfleld Capital Partners LLC
                                       as subadvisor


                                   By  /s/ Christopher E. Jansen
                                       -----------------------------------------
                                       Christopher E. Jansen
                                       Managing Partner

                          Stanfield Arbitrage CDO, Ltd.

                                   By: Stanfield Capital Partners LLC
                                       as its Collateral Manager

                                   By  /s/ Christopher E. Jansen
                                       -----------------------------------------
                                       Christopher E. Jansen
                                       Managing Partner

                                   Hamilton CDO, Ltd.


                                   By: Stanfield Capital Partners LLC
                                       As its Collateral Manager

                                   By  /s/ Christopher E. Jansen
                                       -----------------------------------------
                                       Christopher E. Jansen
                                       Managing Partner

                                   Axis/SRS Limited

                                   By: Stanfield Capital Partners LLC
                                       As its Sub-Manager

                                   By  /s/ Christopher E. Jansen
                                       -----------------------------------------
                                       Christopher E. Jansen
                                       Managing Partner

                                   SRS Strategies (Cayman) LP


                                   By: Stanfield Capital Partners LLC
                                       as It's Investment Manager

                                   By  /s/ Christopher E. Jansen
                                       -----------------------------------------
                                       Christopher E. Jansen
                                       Managing Partner

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   NAME OF LENDER

                                   Nuveen Senior Income Fund

                                   By  /s/ Illegible
                                       -----------------------------------------


                                   KZH CNC LLC


                                   By  /s/ Dorian Herrera
                                       -----------------------------------------
                                       DORIAN HERRERA
                                       AUTHORIZED AGENT


                                   KZH CRESCENT LLC


                                   By  /s/ Dorian Herrera
                                       -----------------------------------------
                                       DORIAN HERRERA
                                       AUTHORIZED AGENT


                                   KZH CRESCENT-2 LLC


                                   By  /s/ Dorian Herrera
                                       -----------------------------------------
                                       DORIAN HERRERA
                                       AUTHORIZED AGENT


                                   KZH CRESCENT-3 LLC


                                   By  /s/ Dorian Herrera
                                       -----------------------------------------
                                       DORIAN HERRERA
                                       AUTHORIZED AGENT

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   SIGNATURE PAGE TO THE FIFTH
                                   AMENDMENT AND RESTATEMENT TO
                                   THE CREDIT AGREEMENT

                                   SEQUILS I, LTD.

                                   By: TCW Advisors, Inc.
                                       as its Collateral Manager

                                   By: /s/ Richard F. Kurth
                                       -----------------------------------------
                                       Name:  RICHARD F. KURTH
                                       Title: SENIOR VICE PRESIDENT

                                   By: /s/ Jonathan R. Insull
                                       -----------------------------------------
                                       Name:  JONATHAN R. INSULL
                                       Title: MANAGING DIRECTOR

                                   SEQUILS IV, LTD.

                                   By: TCW Advisors, Inc.
                                       as its Collateral Manager

                                   By: /s/ Richard F. Kurth
                                       -----------------------------------------
                                       Name:  RICHARD F. KURTH
                                       Title: SENIOR VICE PRESIDENT


                                   By: /s/ Jonathan R. Insull
                                       -----------------------------------------
                                       Name:  JONATHAN R. INSULL
                                       Title: MANAGING DIRECTOR

                                   TCW SELECT LOAN FUND, LIMITED

                                   By: TCW Advisors, Inc.
                                       as its Collateral Manager

                                   By: /s/ Richard F. Kurth
                                       -----------------------------------------
                                       Name:  RICHARD F. KURTH
                                       Title: SENIOR VICE PRESIDENT

                                   By: /s/ Jonathan R. Insull
                                       -----------------------------------------
                                       Name:  JONATHAN R. INSULL
                                       Title: MANAGING DIRECTOR


                                   CRESCENT/MACH I PARTNERS, L.P.

                                   By: TCW Asset Management Company
                                       Its Investment Manager

                                   By: /s/ Richard F. Kurth
                                       -----------------------------------------
                                       Name:  RICHARD F. KURTH
                                       Title: SENIOR VICE PRESIDENT

                                   By: /s/ Jonathan R. Insull
                                       -----------------------------------------
                                       Name:  JONATHAN R. INSULL
                                       Title: MANAGING DIRECTOR

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   EASTMAN HILL FUNDING I, LIMITED

                                   By: TCW Asset Management Company,
                                       as its Collateral Manager


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Illegible


                                   SIGNATURE PAGE TO THE FIFTH
                                   AMENDMENT AND RESTATEMENT TO
                                   THE CREDIT AGREEMENT


                                   TCW Leveraged Income Trust II, L.P.

                                   By: TCW Advisers (Bermuda), Ltd.,
                                       as General Partner


                                   By: /s/ Richard F. Kurth
                                       -----------------------------------------
                                       Name:  RICHARD F. KURTH
                                       Title: SENIOR VICE PRESIDENT


                                   By: TCW Investment Management Company,
                                       as Investment Adviser


                                   By: /s/ Jonathan R. Insull
                                       -----------------------------------------
                                       Name:  JONATHAN R. INSULL
                                       Title: MANAGING DIRECTOR


                                   TCW LEVERAGED INCOME TRUST IV, L.P.


                                   By: TCW (LINC IV), L.L.C.,
                                       as General Partner

                                   By: TCW ASSET MANAGEMENT COMPANY,
                                       as managing member of the General Partner


                                   By: /s/ Richard F. Kurth
                                       -----------------------------------------
                                       Name:  RICHARD F. KURTH
                                       Title: SENIOR VICE PRESIDENT


                                   By: /s/ Jonathan R. Insull
                                       -----------------------------------------
                                       Name:  JONATHAN R. INSULL
                                       Title: MANAGING DIRECTOR

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   APEX (Trimaran) CDO I, LTD.


                                   By  Trimaran Advisors, L.L.C.


                                   By  /s/ David M. Millison
                                       -----------------------------------------
                                       David M. Millison
                                       Managing Director

                                   CARAVELLE INVESTMENT FUND, L.L.C.


                                   By  Trimaran Advisors, L.L.C.


                                   By  /s/ David M. Millison
                                       -----------------------------------------
                                       David M. Millison
                                       Managing Director

                                   VAN KAMPEN CLO I, LIMITED


                                   By: Van Kampen Investment Advisory Corp
                                       As Collateral Manager

                                   By  /s/ William Lenga
                                       -----------------------------------------
                                       WILLIAM LENGA
                                       VICE PRESIDENT


                                   VAN KAMPEN CLO II, LIMITED


                                   By: Van Kampen Investment Advisory Corp
                                       As Collateral Manager

                                   By  /s/ William Lenga
                                       -----------------------------------------
                                       WILLIAM LENGA
                                       VICE PRESIDENT


                                   VAN KAMPEN SENIOR INCOME TRUST


                                   By: Van Kampen Investment Advisory Corp.


                                   By  /s/ Brad Langs
                                       -----------------------------------------
                                       BRAD LANGS
                                       EXECUTIVE DIRECTOR

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]

                                   VAN KAMPEN SENIOR FLOATING RATE FUND


                                   By: Van Kampen Investment Advisory Corp.


                                   By  /s/ Darvin D. Pierce
                                       -----------------------------------------
                                       DARVIN D. PIERCE
                                       EXECUTIVE DIRECTOR


                                   VAN KAMPEN PRIME RATE INCOME TRUST


                                   By: Van Kampen Investment Advisory Corp.


                                   By  /s/ Christina Jamieson
                                       -----------------------------------------
                                       CHRISTINA JAMIESON
                                       VICE PRESIDENT


                                   CAPTIVA II FINANCE LTD.


                                   By  /s/ David Dyer
                                       -----------------------------------------
                                       Name:  David Dyer
                                       Title: Director

                          [SIGNATURE PAGE TO THE FIFTH
               AMENDMENT AND RESTATEMENT TO THE CREDIT AGREEMENT]